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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                         Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2009 through March 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Strategic
Income Fund
--------------------------------------------------------------------------------
Semiannual Report | March 31, 2010
--------------------------------------------------------------------------------



Ticker Symbols:
Class A   PSRAX
Class B   PSRBX
Class C   PSRCX
Class R   STIRX
Class Y   STRYX
Class Z   STIZX




[LOGO] PIONEER
       Investments(r)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                     2

Portfolio Management Discussion                                           4

Portfolio Summary                                                         9

Prices and Distributions                                                 10

Performance Update                                                       11

Comparing Ongoing Fund Expenses                                          17

Schedule of Investments                                                  19

Financial Statements                                                     66

Notes to Financial Statements                                            76

Approval of Investment Advisory Agreement                                85

Trustees, Officers and Service Providers                                 89

                Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain: unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury
-----------------------
Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    3

Portfolio Management Discussion | 3/31/10

Credit-sensitive fixed-income securities delivered solid returns during the six months ended March 31, 2010, as the bond market returned to a more normalized environment, with lower volatility than it experienced in 2008 or 2009. Over the six-month period, evidence of an improving economy encouraged investors to take on more credit risk and pursue higher returns by investing in corporate bonds and emerging market debt. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Strategic Income Fund over the six months ended March 31, 2010. Mr. Taubes is the Chief Investment Officer at Pioneer Investments and is responsible for the daily management of the Fund.

Q  How did the Fund perform during the six months ended March 31, 2010?

A Pioneer Strategic Income Fund performed well over the six months ended March 31, 2010, with Class A shares of the Fund producing a total return of 6.79% at net asset value for the period, while the Fund's benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Universal Index, returned 2.63%. Over the same six months, the average return of the 155 mutual funds in Lipper's Multi-Sector Income Funds category was 6.80%. On March 31, 2010, the 30-day SEC yield on the Fund's Class A shares was 4.57%.

Q What were the main factors that influenced the Fund's performance during the six months ended March 31, 2010?

A The Fund's emphasis on the credit sectors, particularly investment-grade and high-yield bonds and non-government agency mortgage-backed securities, helped drive performance results, as those groups outpaced sovereign government bonds and the other high-grade securities that had led the markets during the global credit crisis of 2008 and early 2009. Throughout the six-month period, we kept the Fund's portfolio well diversified, with exposures to both foreign and domestic markets.

   The Fund's largest area of emphasis was in both investment-grade and high-yield domestic corporate bonds. Within the Fund's corporate bond positions, we emphasized securities of more economically sensitive, or cyclical, sectors, such as industrials and materials. We also invested in securities of higher-quality financials institutions. Consistent with our investment discipline, we emphasized security selection and focused on the credits of corporations that we believed had strong balance sheets and relatively less debt going into the credit crisis, and thus were able to continue to earn profits to meet their debt obligations.

   While the Fund's overall positioning remained stable over the six-month period, we did add some investments in convertible securities and in bank

4    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10
   loans. We saw convertible securities as a way to benefit from improving conditions in the equity market, while bank loans offered some additional protections to investors because of their more senior ranking in the capital structure of companies. In addition, the floating-rate feature of bank loans offered greater protection against the risk that interest rates would start increasing.

   We also increased the Fund's exposure to non-government agency mortgage-backed securities, while de-emphasizing government agency mortgage-backed, which we thought were richly priced because of the Federal Reserve Board's (the Fed's) decision to begin buying them. In selecting non-agency mortgages, we relied upon our fundamental research to find securities that had better credit protection and offered relatively lower risk. We sought out securities that may have been selling below par value, but which we believed had good upside potential. In addition, we attempted to find better-quality, floating-rate mortgages that offered the potential of increased income as interest rates started to rise.

   While we overweighted the Fund, generally, to credit-sensitive sectors, we placed less emphasis on emerging market debt. We maintained some emerging market exposure as part of our overall diversified investment approach, but we believed domestic high-yield corporate bonds offered greater value with less risk.

   Over the six months ended March 31, 2010, we reduced the Fund's exposure to the euro, which at times in the recent past has accounted for as much as 5% of Fund assets. While the euro gained in value early in the period, it began falling in November of 2009 -- partly in reaction to financial problems in Dubai -- and fell even more significantly in early 2010, as investors began worrying about financial problems in Greece and the longer-term implications these problems might have on the European economy and currency in general. As we reduced the Fund's euro position, we increased holdings in assets denominated in the Norwegian and Swedish currencies, which outperformed the euro. The Fund also had exposure to emerging market and commodity-linked currencies, including the currencies of Turkey, Brazil and Australia; these performed well as emerging markets generally, and commodities in particular, outperformed during the period. At the end of the six-month period, 6.86% of the Fund's assets were held in investments denominated in foreign currencies.

   At the end of the fiscal period, on March 31, 2010, 28.2% of Fund assets were invested in domestic high-yield corporate bonds and 21.6% were invested in investment-grade corporates. International investment-grade securities accounted for 12.7% of Fund assets, and international high-yield and emerging market investments represented another 10.4% of net assets.

                Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    5

   We invested 17.9% of Fund assets in mortgage-backed securities, predominately non-government agencies. The Fund had just a small exposure to U.S. Treasuries or government agency securities, which together accounted for just 7% of Fund assets. The Fund's duration, or exposure to interest-rate risk, was 4.11 years at the end of the six-month period.

Q What types of investments most helped the Fund's performance during the six months ended March 31, 2010?

A Investments in bonds of better-quality financial institutions performed very well, generally turning in double-digit total returns during the six-month period. Leading contributors included securities issued by Wells Fargo
   Bank, JPMorgan Chase, Goldman Sachs, and American General, which is a subsidiary of American International Group (AIG). Among other bond investments, one notably strong performer was Minerva, a Brazilian beef company that benefited both from improving prospects for global growth and from the strengthening of the Brazilian currency. Another outstanding performer for the Fund during the period was the bond of Enterprise Products, a pipeline operator whose subordinated debt appreciated after the company recapitalized itself by issuing new equity.

   Companies whose convertible securities helped support the Fund's performance included WESCO International, a distributor of industrial products, and Sino Forest, a Canadian corporation engaged in forestry operations in China. Other securities that performed well included bonds of biotechnology company Hologic, and those of two chemical companies, Ineos and Lyondell.

Q What investments proved to be disappointing for the Fund over the six months ended March 31, 2010?

A Overall, few corporate bonds suffered losses during the period, although bonds issued by the Mashantucket Native American Tribe and backed by a Connecticut casino resort declined after defaulting in December 2009. Two bonds that lagged the market indices, while still producing positive returns, were securities of TXU Energy, a Texas-based utility, and First Data, a technology-based company specializing in processing financial transactions. Both companies announced disappointing quarterly earnings reports during the six-month period.

Q  What is your investment outlook?

A We anticipate continued growth in the domestic and global economies in the near term, with increasing inflationary pressure later on that should eventually push interest rates higher. In the United States, the Fed appears to be looking for reasons to keep an accommodative monetary policy and to hold short-term interest rates low, at least for the near term. Domestically, we expect a bottoming of home prices and eventual improvement in retail sales

6    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10
   and employment, consistent with a modest recovery. We believe the principal threat to the overall economy may be that the Fed will act too late and allow inflationary pressures to gain traction. We expect to position the Fund's portfolio for an environment of rising interest rates and to maintain a relatively modest duration.

   On a sector basis, we intend to maintain an overweighting in the credit sectors, although corporate bonds won't match the performance they achieved in 2009. Going forward, we believe performance will be driven increasingly by individual security selections, rather than sector positioning, in both emerging and developed markets. We believe this plays to Pioneer's traditional strength in fundamental research and credit analysis.

Please refer to the Schedule of Investments on pages 19-65 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. The securities issued by U.S. Government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. These risks may increase share price volatility.

                Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    7

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.




8    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

Portfolio Summary | 3/31/10

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

U.S. Corporate Bonds                                   51.9%
U.S. Government Securities                             11.7%
Collateralized Mortgage Obligations                     8.0%
Senior Floating Rate Loans                              7.6%
Foreign Government Bonds                                5.5%
Temporary Cash Investments                              4.9%
Asset Backed Securities                                 4.3%
Convertible Corporate Bonds                             3.6%
Municipal Bonds                                         1.1%
U.S. Preferred Stocks                                   0.7%
U.S. Common Stocks                                      0.7%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                     1.8%
AA                                                      2.6%
A                                                       7.9%
BBB                                                    21.1%
Below BBB                                              40.9%
Cash Equivalents                                        2.2%
Treasury/Agency                                        23.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.    U.S. Treasury Bonds, 4.5%, 11/15/10                               1.29%
 2.    Brazilian Government, 10.25%, 1/10/28                             1.23
 3.    U.S. Treasury Notes, 4.5%, 8/15/39                                1.07
 4.    Norway Government Bonds, 6.5%, 5/15/13                            0.92
 5.    U.S. Treasury Notes, 4.375%, 11/15/39                             0.91
 6.    Government of France, 3.75%, 4/25/17                              0.81
 7.    U.S. Treasury Notes, 1.25%, 11/30/10                              0.81
 8.    Government of Sweden, 5.5%, 10/8/12                               0.75
 9.    Goldman Sachs Capital, Floating Rate Note, 12/29/49               0.65
10.    JPMorgan Chase & Co., 7.9%, 4/29/49                               0.62

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    9

Prices and Distributions | 3/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                   3/31/10               9/30/09
       A                     $ 10.63               $ 10.22
--------------------------------------------------------------------------------
       B                     $ 10.47               $ 10.06
--------------------------------------------------------------------------------
       C                     $ 10.40               $ 10.00
--------------------------------------------------------------------------------
       R                     $ 10.79               $ 10.38
--------------------------------------------------------------------------------
       Y                     $ 10.64               $ 10.23
--------------------------------------------------------------------------------
       Z                     $ 10.62               $ 10.21
--------------------------------------------------------------------------------

Distributions per Share: 10/1/09-3/31/10
--------------------------------------------------------------------------------

                   Net Investment        Short-Term        Long-Term
    Class             Income          Capital Gains     Capital Gains
      A              $0.2760               $ --             $ --
--------------------------------------------------------------------------------
      B              $0.2318               $ --             $ --
--------------------------------------------------------------------------------
      C              $0.2353               $ --             $ --
--------------------------------------------------------------------------------
      R              $0.2667               $ --             $ --
--------------------------------------------------------------------------------
      Y              $0.2986               $ --             $ --
--------------------------------------------------------------------------------
      Z              $0.2946               $ --             $ --
--------------------------------------------------------------------------------

10    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

Performance Update | 3/31/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2010)
-----------------------------------------------------------------------
                                         Net Asset     Public Offering
Period                                   Value (NAV)   Price (POP)
-----------------------------------------------------------------------
10 Years                                  8.62%         8.11%
5 Years                                   6.99          6.00
1 Year                                   32.80         26.82
-----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2010)
-----------------------------------------------------------------------
                                         Gross         Net
-----------------------------------------------------------------------
                                         1.17%         1.17%
-----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Strategic            Barclays Capital
                          Income Fund                  U.S. Universal Index
3/00                       9550                        10000
                          10262                        11196
3/02                      10930                        11768
                          12461                        13117
3/04                      14557                        14000
                          15566                        14232
3/06                      16204                        14651
                          17428                        15680
3/08                      18297                        16709
                          16431                        16894
3/10                      21819                        18648

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    11

Performance Update | 3/31/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2010)
----------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
----------------------------------------------------------------------
 10 Years                                   7.78%          7.78%
 5 Years                                    6.16           6.16
 1 Year                                    31.84          27.84
----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2010)
----------------------------------------------------------------------
                                           Gross          Net
----------------------------------------------------------------------
                                           1.94%          1.94%
----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Strategic            Barclays Capital
                          Income Fund                  U.S. Universal Index
3/00                      10000                        10000
                          10671                        11196
3/02                      11281                        11768
                          12762                        13117
3/04                      14791                        14000
                          15699                        14232
3/06                      16214                        14651
                          17294                        15680
3/08                      18027                        16709
                          16052                        16894
3/10                      21164                        18648

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

12    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

Performance Update | 3/31/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2010)
----------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
----------------------------------------------------------------------
10 Years                                    7.80%          7.80%
5 Years                                     6.22           6.22
1 Year                                     31.86          31.86
----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2010)
----------------------------------------------------------------------
                                           Gross          Net
----------------------------------------------------------------------
                                           1.85%          1.85%
----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Strategic            Barclays Capital
                          Income Fund                  U.S. Universal Index
3/00                      10000                        10000
                          10646                        11196
3/02                      11267                        11768
                          12750                        13117
3/04                      14754                        14000
                          15672                        14232
3/06                      16211                        14651
                          17289                        15680
3/08                      18034                        16709
                          16073                        16894
3/10                      21193                        18648

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    13

Performance Update | 3/31/10                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2010)
----------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
----------------------------------------------------------------------
10 Years                                    8.36%          8.36%
5 Years                                     6.76           6.76
1 Year                                     32.47          32.47
----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2010)
----------------------------------------------------------------------
                                           Gross          Net
----------------------------------------------------------------------
                                           1.44%          1.44%
----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Strategic            Barclays Capital
                          Income Fund                  U.S. Universal Index
3/00                      10000                        10000
                          10696                        11196
3/02                      11336                        11768
                          12860                        13117
3/04                      15096                        14000
                          16093                        14232
3/06                      16727                        14651
                          17958                        15680
3/08                      18826                        16709
                          16848                        16894
3/10                      22319                        18648

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the NAV performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

14    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

Performance Update | 3/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2010)
----------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
----------------------------------------------------------------------
10 Years                                    8.86%          8.86%
5 Years                                     7.41           7.41
1 Year                                     33.20          33.20
----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2010)
----------------------------------------------------------------------
                                           Gross           Net
----------------------------------------------------------------------
                                           0.70%          0.70%
----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Strategic            Barclays Capital
                          Income Fund                  U.S. Universal Index
3/00                      10000                        10000
                          10749                        11196
3/02                      11450                        11768
                          13053                        13117
3/04                      15249                        14000
                          16351                        14232
3/06                      17110                        14651
                          18442                        15680
3/08                      19462                        16709
                          17546                        16894
3/10                      23371                        18648

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    15

Performance Update | 3/31/10                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2010)
----------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
----------------------------------------------------------------------
10 Years                                    8.62%          8.62%
5 Years                                     7.00           7.00
1 Year                                     32.88          32.88
----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2010)
----------------------------------------------------------------------
                                           Gross          Net
----------------------------------------------------------------------
                                           0.80%          0.80%
----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Strategic            Barclays Capital
                          Income Fund                  U.S. Universal Index
3/00                      10000                        10000
                          10749                        11196
3/02                      11450                        11768
                          13053                        13117
3/04                      15249                        14000
                          16306                        14232
3/06                      16974                        14651
                          18155                        15680
3/08                      19103                        16709
                          17211                        16894
3/10                      22869                        18648

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance shown for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

16    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2009 through March 31, 2010.

 Share Class                A                B              C               R               Y               Z
Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 10/1/09
-----------------------------------------------------------------------------------------------------------------
Ending Account          $1,067.90       $1,064.50       $1,064.20       $1,065.90       $1,070.20       $1,069.90
Value on 3/31/10
-----------------------------------------------------------------------------------------------------------------
Expenses Paid           $    5.72       $    9.57       $    9.26       $    7.31       $    3.56       $    4.08
During Period*
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.11%, 1.86%, 1.80%, 1.42%, 0.69% and 0.79% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2009 through March 31, 2010.

 Share Class                A               B               C               R               Y               Z
Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 10/1/09
------------------------------------------------------------------------------------------------------------------
Ending Account          $1,019.40       $1,015.66       $1,015.96       $1,017.85       $1,021.49       $1,020.99
Value on 3/31/10
------------------------------------------------------------------------------------------------------------------
Expenses Paid           $    5.59       $    9.35       $    9.05       $    7.14       $    3.48       $    3.98
During Period*
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.11%, 1.86%, 1.80%, 1.42%, 0.69% and 0.79% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

Schedule of Investments | 3/31/10 (unaudited)

Principal     Floating     S&P/Moody's
Amount ($)    Rate (d)     Ratings                                                Value
                                        CONVERTIBLE CORPORATE BONDS -- 3.7%
                                        ENERGY -- 0.6%
                                        Coal & Consumable Fuels -- 0.4%
 11,320,000                     BB-/NR  Massey Energy Co., 3.25%, 8/1/15          $   10,980,400
------------------------------------------------------------------------------------------------
                                        Oil & Gas Drilling -- 0.1%
  1,950,000                  BBB+/Baa2  Transocean Sedco, 1.625%, 12/15/37        $    1,942,688
------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- 0.1%
  3,990,000                     BB/Ba3  Chesapeake Energy, 2.5%, 5/15/37          $    3,271,800
                                                                                  --------------
                                        Total Energy                              $   16,194,888
------------------------------------------------------------------------------------------------
                                        MATERIALS -- 0.1%
                                        Forest Products -- 0.1%
  2,225,000                     BB/Ba2  Sino Forest Corp., 5.0%, 8/1/13 (144A)    $    2,708,938
                                                                                  --------------
                                        Total Materials                           $    2,708,938
------------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 0.7%
                                        Construction & Farm Machinery & Heavy Trucks -- 0.0%
    448,000                   CCC/Caa2  Greenbrier Co., Inc., 2.375%, 5/15/26     $      344,960
------------------------------------------------------------------------------------------------
                                        Electrical Component & Equipment -- 0.4%
  6,595,000                       B/B2  General Cable Corp., 4.5%, 11/15/29       $    6,339,444
  4,355,000                     BB-/NR  SunPower Corp., 1.25%, 2/15/27                 3,919,500
                                                                                  --------------
                                                                                  $   10,258,944
------------------------------------------------------------------------------------------------
                                        Trading Companies & Distributors -- 0.3%
  4,584,000                       B/NR  WESCO International, Inc.,
                                        6.0%, 9/15/29                             $    6,669,720
                                                                                  --------------
                                        Total Capital Goods                       $   17,273,624
------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.3%
                                        Marine -- 0.3%
  7,070,000                  CCC+/Caa2  Horizon Lines, 4.25%, 8/15/12             $    6,195,088
                                                                                  --------------
                                        Total Transportation                      $    6,195,088
------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                        Health Care Equipment -- 0.3%
  8,302,000                     BB-/NR  Hologic, Inc., 2.0%, 12/15/37             $    7,430,290
------------------------------------------------------------------------------------------------
                                        Health Care Services -- 0.2%
  6,860,000                      B+/B3  Omnicare, Inc., 3.25%, 12/15/35           $    5,805,275
                                                                                  --------------
                                        Total Health Care Equipment & Services    $   13,235,565
------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS & BIOTECHNOLOGY -- 0.1%
                                        Pharmaceuticals -- 0.1%
  2,995,000                     BB-/NR  Mylan Labs, Inc., 1.25%, 3/15/12 (b)      $    3,324,450
                                                                                  --------------
                                        Total Pharmaceuticals & Biotechnology     $    3,324,450
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    19

Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
                                        BANKS -- 0.1%
                                        Regional Banks -- 0.1%
  1,940,000                      A/A3   National City Corp., 4.0%, 2/1/11             $    1,973,950
                                                                                      --------------
                                        Total Banks                                   $    1,973,950
----------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.3%
                                        Asset Management & Custody Banks -- 0.3%
  7,057,000                   BBB-/NR   Affiliated Managers Group, Inc.,
                                        3.95%, 8/15/38                                $    7,004,073
                                                                                      --------------
                                        Total Diversified Financials                  $    7,004,073
----------------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                        Electronic Equipment & Instruments -- 0.2%
  5,090,000                     B+/NR   L-1 Identity Solutions, Inc., 3.75%,
                                        5/15/27                                       $    4,860,950
----------------------------------------------------------------------------------------------------
                                        Technology Distributors -- 0.2%
  5,230,000                    BB-/NR   Anixter International, Inc., 1.0%, 2/15/13    $    5,027,338
                                                                                      --------------
                                        Total Technology Hardware &
                                        Equipment                                     $    9,888,288
----------------------------------------------------------------------------------------------------
                                        SEMICONDUCTORS -- 0.2%
                                        Semiconductors -- 0.2%
  3,480,000                     A-/A2   Intel Corp., 3.25%, 8/1/39                    $    4,171,650
                                                                                      --------------
                                        Total Semiconductors                          $    4,171,650
----------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.4%
                                        Wireless Telecommunication Services -- 0.4%
 10,470,000                     B-/NR   NII Holdings, 3.125%, 6/15/12                 $    9,881,063
                                                                                      --------------
                                        Total Telecommunication Services              $    9,881,063
----------------------------------------------------------------------------------------------------
                                        TOTAL CONVERTIBLE CORPORATE BONDS
                                        (Cost $71,202,072)                            $   91,851,577
----------------------------------------------------------------------------------------------------
                                        PREFERRED STOCKS -- 0.7%
                                        MATERIALS -- 0.1%
                                        Diversified Metals & Mining -- 0.1%
     23,100                             Freeport-McMoran Copper & Gold, Inc.,
                                        6.75%, 5/1/10                                 $    2,678,907
                                                                                      --------------
                                        Total Materials                               $    2,678,907
----------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.3%
                                        Diversified Financial Services -- 0.3%
      9,270                             Bank of America Corp.,
                                        7.25%, 12/31/49                               $    9,038,574
                                                                                      --------------
                                        Total Diversified Financials                  $    9,038,574
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.3%
                                        Real Estate Operating Companies -- 0.3%
    119,380                             Forest City Enterprises, Inc.,
                                        7.0%, 12/31/49*                               $    6,924,040
                                                                                      --------------
                                        Total Real Estate                             $    6,924,040
----------------------------------------------------------------------------------------------------
                                        TOTAL PREFERRED STOCKS
                                        (Cost $14,723,998)                            $   18,641,521
----------------------------------------------------------------------------------------------------
                                        COMMON STOCKS -- 0.7%
                                        MATERIALS -- 0.1%
                                        Commodity Chemicals -- 0.1%
    172,757                             Georgia Gulf Corp.*(b)                        $    3,194,277
----------------------------------------------------------------------------------------------------
                                        Forest Products -- 0.0%
    151,370                             Ainsworth Lumber Co., Ltd.*                   $      369,850
                                                                                      --------------
                                        Total Materials                               $    3,564,127
----------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.1%
                                        Airlines -- 0.1%
     79,069                             Delta Air Lines, Inc.*(b)                     $    1,153,617
                                                                                      --------------
                                        Total Transportation                          $    1,153,617
----------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 0.3%
                                        Auto Parts & Equipment -- 0.3%
     91,573                             Lear Corp.*                                   $    7,266,318
                                                                                      --------------
                                        Total Automobiles & Components                $    7,266,318
----------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.2%
                                        Asset Management & Custody Banks -- 0.2%
    142,096                             Legg Mason, Inc. (b)                          $    4,073,892
                                                                                      --------------
                                        Total Diversified Financials                  $    4,073,892
----------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.0%
                                        Real Estate Development -- 0.0%
    266,967                             Newhall Land Development LLC*                 $      493,889
                                                                                      --------------
                                        Total Real Estate                             $      493,889
----------------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCKS
                                        (Cost $13,100,160)                            $   16,551,843
----------------------------------------------------------------------------------------------------
                                        ASSET BACKED SECURITIES -- 4.3%
                                        MATERIALS -- 0.2%
                                        Aluminum -- 0.0%
    945,054  0.31              A-/Aaa   Asset Backed Funding Certificate, Floating
                                        Rate Note, 1/25/37                            $      926,809
----------------------------------------------------------------------------------------------------
                                        Steel -- 0.2%
  1,450,207  0.55              AA+/NR   ARSI 2005-W4 A2C, Floating Rate Note,
                                        2/25/36                                       $    1,411,163
  1,166,392                   AA+/Aa1   Master Asset Backed Securities Trust,
                                        0.67375%, 5/25/35                                  1,109,141

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    21

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                        Steel -- (continued)
  2,894,066  0.35              BB-/A2   Morgan Stanley Home Equity Loans,
                                        Floating Rate Note, 4/25/37                   $    2,499,041
                                                                                      --------------
                                                                                      $    5,019,345
                                                                                      --------------
                                        Total Materials                               $    5,946,154
----------------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 0.4%
                                        Restaurants -- 0.4%
  6,045,000                 BBB-/Baa3   Dunkin Brands Master Finance LLC,
                                        5.779%, 6/20/31                               $    5,868,546
  5,205,000                    BB/Ba3   Dunkin Brands Master Finance LLC,
                                        8.28%, 6/20/31 (144A)                              4,689,080
                                                                                      --------------
                                                                                      $   10,557,626
                                                                                      --------------
                                        Total Consumer Services                       $   10,557,626
----------------------------------------------------------------------------------------------------
                                        FOOD & DRUG RETAILING -- 0.4%
                                        Food Retail -- 0.4%
  5,320,000                 BBB-/Baa3   Dominos Pizza Master Issuer LLC,
                                        5.261%, 4/25/37                               $    4,805,452
  6,400,000                    BB/Aaa   Dominos Pizza Master Issuer LLC,
                                        7.629%, 4/25/37                                    5,440,000
                                                                                      --------------
                                                                                      $   10,245,452
                                                                                      --------------
                                        Total Food & Drug Retailing                   $   10,245,452
----------------------------------------------------------------------------------------------------
                                        BANKS -- 3.0%
                                        Diversified Banks -- 0.1%
  1,793,723  0.58             AAA/Aaa   Wells Fargo Home Equity Trust, Floating
                                        Rate Note, 11/25/35                           $    1,681,832
----------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- 2.9%
  1,898,009  1.15             AA+/Aa1   ACE 2004-HE4 M1, Floating Rate Note,
                                        12/25/34                                      $    1,358,728
  3,349,901  0.34              CCC/B3   Ace Securities Corp., Floating Rate Note,
                                        1/25/37                                            1,760,574
  2,377,327  1.51              B-/Ba1   Amortizing Residential Collateral Trust,
                                        Floating Rate Note, 1/25/32                        1,042,183
  1,552,545  0.31               A/Ba3   Bear Stearns Asset Backed Securities,
                                        Floating Rate Note, 1/25/37                        1,443,552
  3,062,541  0.53             AAA/Aaa   Bear Stearns Asset Backed Securities,
                                        Floating Rate Note, 2/25/36                        2,737,574
    665,581  0.70            AAA/Baa1   BSABS 2005-3 A1, Floating Rate Note,
                                        9/25/35                                              627,999
  2,683,352  0.38              CCC/A1   BSABS 2006-4 A1, Floating Rate Note,
                                        10/25/33                                           2,410,091
  3,215,000  0.33               A/Ba3   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 10/25/36                                2,651,848
  1,133,739  0.35              AA/Ba1   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 2/25/32                                   997,287

The accompanying notes are an integral part of these financial statements.

22    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  1,790,812  0.37             AA+/Ba3   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 2/25/35                            $    1,629,731
  2,316,860  0.74               AA/A1   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 2/25/35                                 2,191,964
  3,570,352  0.36             AAA/Aa2   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 7/25/36                                 3,203,655
    861,455  0.65             AAA/Aa1   Carrington Mortgage Loan Trust, Floating
                                        Rate Note, 9/25/35                                   738,236
    985,886  0.35              AAA/A2   Citigroup Mortgage Loan Trust, Floating
                                        Rate Note, 10/25/36                                  976,592
  1,655,716  0.40               B/Ba2   CMLTI 2006-WFH2 A2A, Floating Rate
                                        Note, 8/25/36                                      1,185,263
    738,257                   CCC/Aa2   Countrywide Asset Backed Certificates,
                                        0.35125%, 2/25/27                                    707,936
  3,815,000  0.74             AA+/Aa1   Countrywide Asset Backed Certificates,
                                        Floating Rate Note, 11/25/35                       3,501,729
  1,064,664  0.50             A-/Baa1   ACountrywide Asset Backed Certificates,
                                        Floating Rate Note, 4/25/36                          915,434
  1,851,000  0.65             AA+/Aa1   Countrywide Asset Backed Certificates,
                                        Floating Rate Note, 8/25/35                        1,624,782
  2,774,931  0.67             AA+/Aa1   Countrywide Asset Backed Certificates,
                                        Floating Rate Note, 8/25/35                        2,705,161
    863,793  5.12             BBB-/B3   Credit-Based Asset Servicing & Securities,
                                        Floating Rate Note, 2/25/35                          836,293
  2,445,698  0.34              B-/Ba1   Credit-Based Asset Servicing & Securities,
                                        Floating Rate Note, 4/25/37                        2,056,363
  3,500,000  5.68             B+/Baa2   CWL 2006-15 A2, Floating Rate Note,
                                        10/25/46                                           3,437,707
    874,927  0.60              AAA/A2   FBR Securitization Trust, Floating Rate
                                        Note, 10/25/35                                       538,640
  2,042,147                   AAA/Aaa   FBR Securitization Trust, 2.76188%,
                                        9/25/35                                            1,940,134
  4,165,073  0.53              AAA/NR   First Franklin Mortgage Loan Asset
                                        Backed Certificates, Floating Rate Note,
                                        10/25/35                                           4,014,922
  1,100,000  0.68              AA+/NR   First Franklin Mortgage Loan Asset
                                        Backed Certificates, Floating Rate Note,
                                        3/25/35                                            1,031,471
    186,402  0.79             AAA/Aaa   First Franklin Mortgage Loan Asset
                                        Backed Certificates, Floating Rate Note,
                                        9/24/34                                              172,913
    414,307  0.36                A/A2   Fremont Home Loan Trust, Floating Rate
                                        Note, 2/25/36                                        409,292
  1,256,000  0.36              B-/Ba2   GSAMP Trust, Floating Rate Note,
                                        1/25/37                                            1,038,195
    682,023  0.51             AAA/Aa2   GSAMP Trust, Floating Rate Note,
                                        11/25/35                                             675,310

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    23

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  1,008,567  0.68                A/A2   GSAMP Trust, Floating Rate Note,
                                        3/25/35                                       $      986,350
  2,905,005  0.60             CC/Caa2   Lehman XS Trust, Floating Rate Note,
                                        12/25/35                                             814,308
  1,961,487  0.32               B/Ba2   Morgan Stanley ABS Capital, Inc., Floating
                                        Rate Note, 10/25/36                                1,623,999
  1,093,280  0.31                B/A2   Morgan Stanley ABS Capital, Inc., Floating
                                        Rate Note, 12/25/36                                1,033,367
    527,901                     A/Aa2   Morgan Stanley Capital Trust, 0.57125%,
                                        8/25/36                                              518,451
  1,709,129  0.37               A/Aaa   Option One Mortgage Loan Trust, Floating
                                        Rate Note, 2/25/38                                 1,659,296
    760,822  0.34            BBB+/Aa2   Option One Mortgage Trust, Floating Rate
                                        Note, 5/25/37                                        736,116
  1,855,000  0.67             AA+/Aa1   RASC 2005-KS7 M1, Floating Rate Note,
                                        8/25/35                                            1,491,258
  2,132,802  0.41            AAA/Baa2   Residential Asset Mortgage Products, Inc.,
                                        Floating Rate Note, 10/25/35                       1,838,656
    286,452                   AAA/Aa2   Residential Asset Securities, 3.50875%,
                                        1/25/36                                              259,826
  1,976,436  0.48             B-/Baa1   Residential Asset Securities, Floating Rate
                                        Note, 1/25/35                                      1,738,343
    612,561  0.42           BBB+/Baa1   Residential Asset Securities, Floating Rate
                                        Note, 4/25/36                                        563,062
  1,480,891  0.50              BB/Aa2   SASC 2007-BC4 A3, Floating Rate Note,
                                        11/25/37                                           1,376,746
  5,266,772                   BB-/Ba3   Saxon Asset Securities, 0.34594%,
                                        11/25/36                                           4,958,697
  1,229,070  0.37            AAA/Baa2   SVHE 2007-NS1 A1, Floating Rate Note,
                                         1/25/37                                           1,180,568
                                                                                      --------------
                                                                                      $   71,340,602
                                                                                      --------------
                                        Total Banks                                   $   73,022,434
----------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.3%
                                        Consumer Finance -- 0.2%
    885,761                   BBB-/A2   Indymac Residential Asset Backed
                                        Securities, 0.32375%, 7/25/37                 $      865,446
  3,800,000  0.60                B/A1   Novastar Home Equity Loan, Floating Rate
                                        Note, 1/25/36                                      2,823,085
  1,317,595                    A/Baa1   Specialty Underwriting & Residential
                                        Finance, 0.49625%, 9/25/36                         1,180,700
                                                                                      --------------
                                                                                      $    4,869,231
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                        Diversified Financial Services -- 0.1%
    556,000  0.67              AA/Aa2   Asset Backed Securities Corp., Floating
                                        Rate Note, 4/25/35                            $      528,393
  1,370,640  0.51             AAA/Aa1   Home Equity Asset Trust, Floating Rate
                                        Note, 12/25/35                                     1,197,868
    998,553  0.49             AAA/Aaa   JPMorgan Mortgage Acquisition, Floating
                                        Rate Note, 12/25/35                                  906,438
                                                                                      --------------
                                                                                      $    2,632,699
----------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.0%
    600,246  2.72             B-/Baa3   Aegis Asset Backed Securities, Floating
                                        Rate Note, 1/25/34                            $      363,942
                                                                                      --------------
                                        Total Diversified Financials                  $    7,865,872
----------------------------------------------------------------------------------------------------
                                        TOTAL ASSET BACKED SECURITIES
                                        (Cost $107,655,151)                           $  107,637,538
----------------------------------------------------------------------------------------------------
                                        COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.1%
                                        MATERIALS -- 0.4%
                                        Forest Products -- 0.3%
  6,475,000                     BB/B1   TSTAR 2006-1 F, 7.5296%,
                                        10/15/36 (144A)                               $    6,167,438
    750,000                   AAA/Aa1   TSTAR 2006-1A A, 5.668%, 10/15/36                    766,875
                                                                                      --------------
                                                                                      $    6,934,313
----------------------------------------------------------------------------------------------------
                                        Steel -- 0.1%
  3,339,777                   AAA/Aaa   GMAC Mortgage Corp. Loan Trust, 5.5%,
                                        11/25/33                                      $    3,419,619
                                                                                      --------------
                                        Total Materials                               $   10,353,932
----------------------------------------------------------------------------------------------------
                                        COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                        Diversified Support Services -- 0.1%
  1,301,553                    AAA/NR   CW Capital Cobalt, Ltd., 5.174%,
                                        8/15/48                                       $    1,324,698
                                                                                      --------------
                                        Total Commercial Services & Supplies          $    1,324,698
----------------------------------------------------------------------------------------------------
                                        BANKS -- 5.6%
                                        Thrifts & Mortgage Finance -- 5.6%
    997,434                   AAA/Ba1   Banc of America Alternative Loan Trust,
                                        5.0%, 4/25/19                                 $      957,225
  4,168,185                    NR/Aaa   Banc of America Alternative Loan Trust,
                                        5.5%, 9/25/33                                      4,184,466
  2,984,114                   AAA/Aaa   Bayview Commercial Asset, 0.67375%,
                                        4/25/34                                            2,328,624
  3,900,000  5.00             AAA/Aa1   BCAP LLC 2006-RR1 PB, Floating Rate
                                        Note, 11/25/36                                     3,870,986
  1,888,000                   AAA/Aa2   BCAP LLC Trust, 5.0%, 11/25/36                     1,862,635
  1,286,761                      A/A1   Chase Commercial Mortgage Securities
                                        Corp., 8.415%, 4/15/32                             1,282,045

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    25

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  2,865,670                   AAA/Aaa   Chase Mortgage Finance Corp., 5.0%,
                                        10/25/33                                      $    2,846,327
  6,100,000                    NR/Aa1   Chase Mortgage Finance Corp., 5.5%,
                                        5/25/35                                            5,754,775
  4,063,659                  CCC/Caa1   Chase Mortgage Finance Corp., 5.5%,
                                        5/25/37                                            3,736,661
  4,400,000                   AAA/Aaa   Citigroup Commercial Mortgage, 4.639%,
                                        5/15/43                                            4,523,664
  2,951,987                    NR/Aaa   Citigroup Commercial Mortgage, 5.273%,
                                        10/15/49                                           3,015,758
  1,638,179                  AAA/Baa1   Countrywide Alternative Loan Trust, 5.0%,
                                        2/25/20                                            1,563,949
  5,100,297                    AAA/A1   Countrywide Alternative Loan Trust, 5.0%,
                                        8/25/19                                            5,073,202
  1,774,617                    CCC/B3   Countrywide Alternative Loan Trust, 5.5%,
                                        11/25/35                                           1,568,236
  3,672,024                   AAA/Aa1   Countrywide Alternative Loan Trust, 5.5%,
                                        4/25/34                                            3,596,403
  2,554,299      0.65         AAA/Aa2   Countrywide Alternative Loan Trust,
                                        Floating Rate Note, 3/25/34                        2,408,494
  1,213,249      0.60          B/Baa3   Countrywide Alternative Loan Trust,
                                        Floating Rate Note, 9/25/35                          725,371
  3,743,438                    B-/Ba1   Countrywide Home Loan Mortgage, 4.5%,
                                        9/25/35                                            3,056,632
  1,600,000                   NR/Baa3   Countrywide Home Loan Mortgage, 5.5%,
                                        9/25/35                                            1,513,710
     60,664      3.76           AA/A2   Countrywide Home Loan Mortgage,
                                        Floating Rate Note, 9/25/33                           56,210
    975,000                   NR/Baa3   CWHL 2005-16 A22, 5.5, 9/25/35                       920,584
  1,428,761                    NR/Aaa   DLJ Commercial Mortgage Corp., 7.18%,
                                        11/10/33                                           1,441,492
  1,662,802      0.61           CC/Ca   DSLA 2005-AR6 2A1C, Floating Rate
                                        Note, 10/19/45                                       575,879
  1,647,384      0.65          NR/Aaa   Impac CMB Trust, Floating Rate Note,
                                        11/25/35                                           1,336,823
    514,016      0.89         AAA/Aa2   Impac CMB Trust, Floating Rate Note,
                                        9/25/34                                              354,828
  2,118,901      0.60         AAA/Aaa   Impac Securities Assets Corp., Floating
                                        Rate Note, 5/25/36                                 1,697,097
  4,494,232                   AAA/Aaa   JPMorgan Chase Commercial Mortgage,
                                        4.79%, 10/15/42                                    4,515,749
  4,479,156                   AAA/Aa3   JPMorgan Mortgage Trust, 6.0%,
                                        8/25/34                                            4,085,830
  1,644,904      4.94           B+/B1   JPMorgan Mortgage Trust, Floating Rate
                                        Note, 11/25/35                                     1,587,872

The accompanying notes are an integral part of these financial statements.

26    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  2,788,710  0.51               CC/Ca   Luminent Mortgage Trust, Floating Rate
                                        Note, 7/25/36                                 $      274,819
  3,423,268                     AA/NR   Master Alternative Loans Trust, 5.5%,
                                        10/25/19                                           3,404,547
  1,911,827                    NR/Aaa   Master Alternative Loans Trust, 5.5%,
                                        8/25/24                                            1,853,576
  5,962,661                   AAA/AAA   Master Alternative Loans Trust, 6.0%,
                                        7/25/34                                            5,140,932
  2,072,278                   AAA/Aaa   Master Asset Securitization Trust, 5.5%,
                                        11/25/33                                           2,104,637
  4,131,328                   AAA/Aaa   Merrill Lynch Mortgage Trust, 4.556%,
                                        6/12/43                                            4,138,549
  5,500,000  5.44             AAA/Aaa   Merrill Lynch/Countrywide, Floating Rate
                                        Note, 3/12/11                                      5,631,225
  2,735,662                   BB-/Ba3   Residential Funding Mortgage Securities,
                                        Inc., 5.5%, 11/25/35                               2,466,889
    945,308  0.45             BBB/Aa3   SAMI 2007-AR4 A1, Floating Rate Note,
                                        9/25/47                                              908,327
  2,020,000                    NR/Ba2   SBA CMBS Trust, 6.904%, 11/15/36                   2,115,950
  1,035,290  0.56           BBB-/Baa1   Structured Asset Mortgage Investments,
                                        Inc., Floating Rate Note, 9/25/45                    599,628
  3,066,214  5.36             AAA/Aaa   Structured Asset Securities, Floating Rate
                                        Note, 5/25/24                                      2,950,756
  3,353,679                    AAA/NR   Wachovia Bank Commercial Mortgage,
                                        4.516%, 5/15/44                                    3,363,719
  5,900,000                   AAA/Aaa   Wachovia Bank Commercial Mortgage,
                                        4.957%, 8/15/35                                    6,020,003
  3,800,000                  AAA/Baa1   WAMU 2003-S1 A5, 5.5%, 4/25/33                     3,777,566
  1,997,526                    AAA/NR   WAMU Mortgage Pass Through Certificate,
                                        4.82069%, 9/25/35                                  1,968,977
  1,325,805                    AAA/NR   WAMU Mortgage Pass Through Certificate,
                                        5.0%, 11/25/33                                     1,314,618
    665,780  0.64             AAA/Aa2   WAMU Mortgage Pass Through Certificate,
                                        Floating Rate Note, 10/25/44                         449,779
  3,254,627  0.48             AAA/Aa1   WAMU Mortgage Pass Through Certificate,
                                        Floating Rate Note, 4/25/45                        2,596,371
  1,240,027                   AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                        4.5%, 7/25/19                                      1,239,201
  3,067,040                    AAA/NR   Wells Fargo Mortgage Backed Securities,
                                        5.0%, 11/25/20                                     3,105,719
  2,545,418                   NR/Baa3   Wells Fargo Mortgage Backed Securities,
                                        5.0%, 3/25/21                                      2,463,169
  1,961,193                   AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                        5.25, 12/25/33                                     1,988,465
  1,519,662                      A/A3   Wells Fargo Mortgage Backed Securities,
                                        5.5%, 10/25/35                                     1,454,809

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    27

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  2,684,305                    NR/Ba2   Wells Fargo Mortgage Backed Securities,
                                        5.5%, 11/25/35                                $    2,571,955
  5,026,906  2.95              AAA/A2   Wells Fargo Mortgage Backed Securities,
                                        Floating Rate Note, 10/25/35                       4,549,319
  1,775,000  4.57             AAA/Aaa   Wells Fargo Mortgage Backed Securities,
                                        Floating Rate Note, 12/25/33                       1,727,336
                                                                                      --------------
                                                                                      $  140,622,368
                                                                                      --------------
                                        Total Banks                                   $  140,622,368
----------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 1.9%
                                        Diversified Financial Services -- 1.8%
  3,915,000                  BBB/Baa2   American Tower Trust, 5.9568%,
                                        4/15/14                                       $    4,120,538
  5,488,080                    AAA/A1   Banc of America Mortgage Securities,
                                        4.75%, 10/25/20                                    5,405,599
  2,910,983                    AAA/NR   Banc of America Mortgage Securities,
                                        5.5%, 2/25/34                                      2,922,354
  2,061,644                    AAA/NR   Banc of America Mortgage Securities,
                                        5.75%, 1/25/35                                     2,045,537
  3,076,209  5.13              AAA/NR   Banc of America Mortgage Securities,
                                        Floating Rate Note, 9/25/35                        2,937,891
  1,869,937                    AAA/A3   Citicorp Mortgage Securities, 5.5%,
                                        2/25/22                                            1,812,962
  3,572,000                     NR/A1   Citicorp Mortgage Securities, 5.5%,
                                        4/25/35                                            3,508,845
  2,390,000                     NR/A2   Crown Castle Towers LLC, 5.4696%,
                                        11/15/36                                           2,527,425
  5,360,000                   NR/Baa2   Crown Castle Towers LLC, 5.7724%,
                                        11/15/36                                           5,668,200
  3,333,112                    CCC/NR   JPMorgan Alternative Loan Trust, 6.0%,
                                        3/25/36                                            2,367,931
  2,448,701                    NR/Aa1   Residential Accredit Loan, Inc., 5.0%,
                                        3/25/19                                            2,386,718
    889,307                     NR/A2   Residential Accredit Loan, Inc., 5.0%,
                                        5/25/19                                              884,583
  5,824,455                    NR/Aaa   Residential Accredit Loan, Inc., 5.0%,
                                        8/25/18                                            5,560,535
  1,942,530  0.70              AAA/NR   Residential Accredit Loan, Inc., Floating
                                        Rate Note, 3/25/18                                 1,866,106
                                                                                      --------------
                                                                                      $   44,015,224
----------------------------------------------------------------------------------------------------
                                        Investment Banking & Brokerage -- 0.1%
  2,874,833                   AAA/Aaa   Banc of America Comm, 4.05%,
                                        11/10/38                                      $    2,899,952
    585,329                    NR/Aaa   Morgan Stanley Dean Witter, 7.2%,
                                        10/15/33                                             591,919
                                                                                      --------------
                                                                                      $    3,491,871
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.0%
    178,465  0.85            AA+/Baa1   INDX 2004-AR1 2A, Floating Rate Note,
                                        4/25/34                                       $       91,773
                                                                                      --------------
                                        Total Diversified Financials                  $   47,598,868
----------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.0%
                                        Mortgage Real Estate Investment Trusts -- 0.0%
    720,366  1.40               CC/B3   CS First Boston Mortgage Security,
                                        Floating Rate Note, 9/25/34                   $       95,529
                                                                                      --------------
                                        Total Real Estate                             $       95,529
----------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.0%
                                        Integrated Telecommunication Services -- 0.0%
    895,000                     NA/B2   Global Tower Partners Acquisition, 7.87%,
                                        5/15/37                                       $      897,238
                                                                                      --------------
                                        Total Telecommunication Services              $      897,238
----------------------------------------------------------------------------------------------------
                                        GOVERNMENT -- 0.1%
  1,289,204                   AAA/Aaa   Fannie Mae Remics, 0.58125%,
                                        2/25/21                                       $    1,286,939
  1,512,385                   AAA/Aaa   Freddie Mac, 5.0%, 8/15/35                         1,589,053
                                                                                      --------------
                                                                                      $    2,875,992
                                                                                      --------------
                                        Total Government                              $    2,875,992
----------------------------------------------------------------------------------------------------
                                        TOTAL COLLATERALIZED MORTGAGE
                                        OBLIGATIONS
                                        (Cost $205,744,566)                           $  203,768,625
----------------------------------------------------------------------------------------------------
                                        CORPORATE BONDS -- 52.6%
                                        ENERGY -- 7.9%
                                        Coal & Consumable Fuels -- 0.6%
  3,550,000                    BB/Ba3   Bumi Capital Pte, Ltd., 12.0%,
                                        11/10/16 (b)                                  $    3,878,375
    940,000                     BB/B1   Consol Energy, Inc., 8.0%,
                                        4/1/17 (144A)                                        965,850
  1,880,000                     BB/B1   Consol Energy, Inc., 8.25%,
                                        4/1/20 (144A)                                      1,931,700
  7,335,000                    BB-/B2   Massey Energy Co., 6.875%, 12/15/13                7,435,856
                                                                                      --------------
                                                                                      $   14,211,781
----------------------------------------------------------------------------------------------------
                                        Oil & Gas Drilling -- 0.5%
  4,454,992                     NR/NR   DDI Holdings AS, 9.3%, 1/19/12 (144A)         $    4,299,067
    828,935                     NA/NA   DDI Holdings AS, 9.3%, 4/23/12 (144A)                795,695
  7,525,000                 BBB+/Baa2   Transocean Sedco, 1.5%, 12/15/37                   7,346,281
                                                                                      --------------
                                                                                      $   12,441,043
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    29

----------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                        Oil & Gas Equipment & Services -- 0.8%
  2,970,000                     B+/B1   Complete Production Service, 8.0%,
                                        12/15/16                                      $    2,940,300
  6,130,000                     B+/B1   Expro Finance Luxembourg SCA, 8.5%,
                                        12/15/16                                           6,191,300
  4,400,000      3.52           NR/NR   Sevan Marine ASA, Floating Rate Note,
                                        5/14/13 (144A)                                     3,696,000
  6,500,000     11.99           NA/NA   Sevan Marine ASA, Floating Rate Note,
                                        10/24/12 (144A)                                      962,590
  4,025,000                 BBB+/Baa1   Weatherford International, Ltd., 9.625%,
                                        3/1/19 (b)                                         5,093,102
                                                                                      --------------
                                                                                      $   18,883,292
----------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- 3.2%
  2,455,000                     B+/B2   Berry Petroleum Co., 10.25%, 6/1/14           $    2,706,638
  2,520,000                  BBB/Baa2   Canadian Natural Resources, 5.9%,
                                        2/1/18                                             2,727,257
  1,020,000                    BB/Ba3   Chesapeake Energy Corp., 7.25%
                                        12/15/18                                           1,020,000
    760,000                    BB/Ba3   Chesapeake Energy Corp., 9.5%,
                                        2/15/15                                              826,500
  4,625,000                     BB/B1   Denbury Resources, Inc., 8.25%,
                                        2/15/20                                            4,902,500
    690,000                     BB/B1   Denbury Resources, Inc., 9.75%, 3/1/16               759,000
    765,000                  BBB/Baa1   Gaz Capital, 8.146%, 4/11/18 (144A)                  862,538
  3,482,575                   BBB+/NR   Gazprom International SA, 7.201%,
                                        2/1/20 (144A)                                      3,700,236
  3,051,642                   BBB+/NR   Gazprom International SA, 7.201%,
                                        2/1/20 RegS                                        3,242,370
  3,936,000                    BB-/B2   Hilcorp Energy, 7.75%, 11/1/15 (144A)              3,886,800
  1,655,000                    BB-/B2   Hilcorp Energy, 9.0%, 6/1/16 (144A)                1,721,200
  3,250,000                      B/B3   Linn Energy LLC, 8.625%,
                                        4/15/20 (144A)                                     3,254,063
 15,000,000                     B-/NR   Norwegian Energy Co. AS, 12.9%,
                                        11/20/14                                           2,631,557
  3,500,000                     B+/NR   Pacific Rubiales Energy, 8.75%,
                                        11/10/16                                           3,797,500
  1,605,000                      B/B3   PetroHawk Energy Corp., 10.5%, 8/1/14              1,771,519
  1,830,000                      B/B3   PetroHawk Energy Corp., 9.125%,
                                        7/15/13                                            1,910,063
  4,060,000                    BB-/B1   Plains Exploration & Production, 8.625%,
                                        10/15/19                                           4,303,600
  4,845,000                     B-/B3   Quicksilver Resources, Inc., 7.125%,
                                        4/1/16 (b)                                         4,602,750
  2,680,000                     A/Aa2   Ras Laffan LNG 3, 5.5%,
                                        9/30/14 (144A)                                     2,876,447
  2,430,000                     B+/B3   SandRidge Energy, Inc., 8.0% 6/1/18                2,308,500

The accompanying notes are an integral part of these financial statements.

30    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------
Principal    Floating     S&P/Moody's
Amount ($)   Rate (d)     Ratings                                                          Value
---------------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- (continued)
  4,560,000                     B+/B3   SandRidge Energy, Inc., 8.625, 4/1/15              $    4,434,600
  3,410,000  3.88               B+/B3   SandRidge Energy, Inc., Floating Rate
                                        Note, 4/1/14 (b)                                        3,125,098
  1,590,000                  BB-/Caa1   Stone Energy Corp., 8.625%, 2/1/17                      1,566,150
  7,577,755                   NR/Baa3   Tengizchevroil Finance Co., 6.124%,
                                        11/15/14 (144A)                                         8,083,949
  1,295,000                 BBB-/Baa2   TNK-BP Finance SA, 6.625%, 3/20/17
                                        (144A)                                                  1,330,613
  1,770,000                 BBB-/Baa2   TNK-BP Finance SA, 7.25%, 2/2/20                        1,845,225
  4,160,000                 BBB-/Baa2   TNK-BP Finance SA, 7.5%, 7/18/16
                                        (144A)                                                  4,524,000
  1,250,000                 BBB-/Baa2   TNK-BP Finance SA, 7.875%, 3/13/18
                                        (144A)                                                  1,370,313
                                                                                           --------------
                                                                                           $   80,090,986
---------------------------------------------------------------------------------------------------------
                                        Oil & Gas Refining & Marketing -- 0.7%
  1,600,000                      A/A2   Motiva Enterprises LLC, 5.75%, 1/15/20
                                        (144A)                                             $    1,674,880
  3,500,000                      B/B2   Petroplus Finance, Ltd., 9.37%, 9/15/19
                                        (144A)                                                  3,185,000
    250,000                      B/B2   Petroplus Finance, Ltd., 7.0%, 5/1/17
                                        (144A)                                                    215,000
  3,625,000                  BBB/Baa2   Spectra Energy Capital, 6.2%, 4/15/18                   3,909,095
  1,800,000                   BB+/Ba1   Tesoro Corp., 6.625%, 11/1/15                           1,723,500
  2,410,000                   BB+/Ba1   Tesoro Corp., 9.75%, 6/1/19                             2,518,450
  4,190,000                  BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19                    4,988,346
                                                                                           --------------
                                                                                           $   18,214,271
---------------------------------------------------------------------------------------------------------
                                        Oil & Gas Storage & Transportation -- 2.1%
  1,750,000                  BBB/Baa2   Buckeye Partners LP, 6.05%, 1/15/18                $    1,858,302
    885,000                     B+/B1   Copano Energy LLC, 8.125%, 3/1/16                         897,169
  4,230,000                  BBB/Baa2   DCP Midstream, 9.75%, 3/15/19                           5,422,763
    540,000                    BB/Ba1   Enterprise Products, 7.0%, 6/1/67                         495,450
  3,578,000  8.38              BB/Ba1   Enterprise Products, Floating Rate Note,
                                        8/1/66                                                  3,631,670
  5,225,000                  BBB/Baa2   Kinder Morgan Energy, 5.95%, 2/15/18                    5,604,048
  1,530,000                     B+/B1   Markwest Energy Partners, 8.75%,
                                        4/15/18                                                 1,570,163
  4,575,000                 BBB-/Baa3   NGPL Pipeco LLC, 6.514%, 12/15/12
                                        (144A)                                                  5,019,351
  6,870,000                    BB-/B1   Niska Gas Storage US, 8.875%, 3/15/18                   7,024,575
  5,100,000                 BBB-/Baa3   Plains All America Pipeline, 6.125%,
                                        1/15/17                                                 5,476,564
  5,035,000                   BBB+/A3   Questar Pipeline Co., 5.83%, 2/1/18                     5,232,568

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    31

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- (continued)
      8,870,000                    BB/Ba1   Southern Union Co., 7.2%, 11/1/66                    $    8,226,925
      2,100,000                  BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                            7/15/18                                                   2,273,198
                                                                                                 --------------
                                                                                                 $   52,732,746
                                                                                                 --------------
                                            Total Energy                                         $  196,574,119
---------------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 4.6%
                                            Aluminum -- 0.4%
      4,507,000                     NR/WR   Asia Aluminum Holdings, 8.0%,
                                            12/23/11 (144A)                                      $      540,840
      3,415,000                   CCC+/B3   CII Carbon LLC, 11.125%, 11/15/15                         3,449,150
      1,544,226   6.83           CCC/Caa1   Noranda Aluminum Acquisition, Floating
                                            Rate Note, 5/15/15                                        1,227,660
      4,160,000                   B-/Caa1   Novelis, Inc., 7.25%, 2/15/15                             4,014,400
                                                                                                 --------------
                                                                                                 $    9,232,050
---------------------------------------------------------------------------------------------------------------
                                            Commodity Chemicals -- 0.6%
      4,385,000                     NR/WR   Basell Finance Co., 8.1%,
                                            3/15/27 (144A)                                       $    4,078,050
      7,250,000                   CCC+/B3   Hexion Finance Escrow LLC, 8.875%,
                                            2/1/18 (144A)                                             7,141,250
      1,500,000                     B+/B1   Nova Chemicals Corp., 8.375%,
                                            11/1/16 (144A) (b)                                        1,541,250
      1,500,000                     B+/B1   Nova Chemicals Corp., 8.625%,
                                            11/1/19 (144A)                                            1,545,000
                                                                                                 --------------
                                                                                                 $   14,305,550
---------------------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.2%
      3,000,000   6.64              B-/NR   C8 Capital SPV, Ltd., Floating Rate Note,
                                            12/31/49                                             $    2,086,020
        905,000                  BBB/Baa2   Holcim, Ltd., 6.0%, 12/30/19 (144A)                         939,838
      1,750,000                    BBB/NR   Voto-Votorantim Over, 6.625%, 9/25/19                     1,754,375
                                                                                                 --------------
                                                                                                 $    4,780,233
---------------------------------------------------------------------------------------------------------------
                                            Diversified Chemical -- 0.1%
EURO  2,450,000                 CCC-/Caa3   Ineos Group Holdings Plc, 7.875%,
                                            2/15/16 (144A)                                       $    2,598,312
---------------------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.9%
      2,745,000                  BBB/Baa1   Anglo American Capital Plc, 9.375%,
                                            4/8/14                                               $    3,297,352
        895,000                      B/B2   FMG Finance Pty, Ltd., 10.625%,
                                            9/1/16 (144A)                                             1,031,488
      4,200,000   5.88           BBB-/Ba2   Freeport-McMoran Copper & Gold,
                                            Floating Rate Note, 4/1/15                                4,242,000
      3,175,000                    NR/Ba3   Prime Dig Pte, Ltd., 11.75%, 11/3/14                      3,436,938

The accompanying notes are an integral part of these financial statements.

32    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- (continued)
      4,070,000                 BBB+/Baa1   Rio Tinto Finance Plc, 8.95%, 5/1/14                 $    4,904,362
      5,980,000                    BB/Ba2   Vedenta Resources Plc, 9.5%,
                                            7/18/18 (144A)                                            6,607,900
                                                                                                 --------------
                                                                                                 $   23,520,040
---------------------------------------------------------------------------------------------------------------
                                            Fertilizers & Agricultural Chemicals -- 0.3%
      7,260,000                  BBB/Baa2   Agrium, Inc., 6.75%, 1/15/19                         $    8,042,439
---------------------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers -- 0.3%
      1,135,000                   CCC+/B2   AEP Industries, Inc., 7.875%, 3/15/13                $    1,126,488
      1,020,000                    BB/Ba3   Ardagh Glass Finance Plc, 9.25%,
                                            7/1/16 (144A)                                             1,564,054
      1,935,000                    BB-/B1   Consol Glass, Ltd., 7.625%,
                                            4/15/14 (144A)                                            2,594,580
      2,130,000                   BB+/Ba2   Greif Brothers Corp., 6.75%, 2/1/17                       2,161,950
                                                                                                 --------------
                                                                                                 $    7,447,072
---------------------------------------------------------------------------------------------------------------
                                            Paper Packaging -- 0.3%
      2,980,000                 CCC+/Caa1   Graham Packaging Co., 8.25%,
                                            1/1/17 (b)                                           $    3,002,350
      4,035,000                     B-/B3   Graphic Packaging Co., 9.5%,
                                            8/15/13 (b)                                               4,135,875
                                                                                                 --------------
                                                                                                 $    7,138,225
---------------------------------------------------------------------------------------------------------------
                                            Paper Products -- 0.1%
      2,000,000                     B+/B1   Appleton Papers, Inc., 10.5%,
                                            6/15/15 (144A)                                       $    1,990,000
---------------------------------------------------------------------------------------------------------------
                                            Precious Metals & Minerals -- 0.1%
      3,250,000                    B+/Ba3   Alrosa Finance SA, 8.875%,
                                            11/17/14 (144A)                                      $    3,542,500
---------------------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 0.2%
        815,000                     NR/WR   Arco Chemical Co., 9.8%, 2/1/20                      $      753,875
      3,670,000                 BBB-/Baa3   Cytec Industries, Inc., 8.95%, 7/1/17                     4,429,426
                                                                                                 --------------
                                                                                                 $    5,183,301
---------------------------------------------------------------------------------------------------------------
                                            Steel -- 1.1%
      4,485,000                 BBB-/Baa3   Allegheny Technologies, Inc., 9.375%,
                                            6/1/19                                               $    5,218,396
      5,420,000                  BBB/Baa3   ArcelorMittal, 6.125%, 6/1/18                             5,689,412
      1,675,000                 BBB-/Baa2   Commercial Metals Co., 7.35%, 8/15/18                     1,762,204
      1,500,000                     B+/B3   Essar Steel Algoma, Inc., 9.375%,
                                            3/15/15                                                   1,515,000
      2,480,000                      B/B2   Evraz Group SA, 8.875%,
                                            4/24/13 (144A)                                            2,600,900
      4,555,000                      A/A1   POSCO SA, 8.75%, 3/26/14 (b)                              5,408,552
      4,738,000                      B/B3   Severstal Columbus, 10.25%,
                                            2/15/18 (144A)                                            4,980,823
                                                                                                 --------------
                                                                                                 $   27,175,287
                                                                                                 --------------
                                            Total Materials                                      $  114,955,009
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    33

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 4.8%
                                            Aerospace & Defense -- 0.7%
      3,500,000                     B-/B3   Aeroflex, Inc., 11.75%, 2/15/15                      $    3,745,000
      5,115,000                    BB/Ba3   BE Aerospace, Inc., 8.5%, 7/1/18                          5,460,263
      1,830,000                    BB/Ba3   DigitalGlobe, Inc., 10.5%, 5/1/14                         1,971,825
      4,255,000                     B+/B1   Esterline Technology, 7.75%, 6/15/13                      4,318,825
      2,600,000                      B/B1   GeoEye, Inc., 9.625%, 10/1/15                             2,658,500
                                                                                                 --------------
                                                                                                 $   18,154,413
---------------------------------------------------------------------------------------------------------------
                                            Building Products -- 0.4%
      3,852,000   6.72            B-/BBB-   C10 Capital SPV, Ltd., Floating Rate Note,
                                            12/31/49 (b)                                         $    2,735,267
      5,970,000                   BBB/Ba2   Masco Corp., 7.125%, 3/15/20                              6,030,769
                                                                                                 --------------
                                                                                                 $    8,766,036
---------------------------------------------------------------------------------------------------------------
                                            Construction & Engineering -- 0.2%
      3,950,000                   BB-/Ba3   Dycom Industries, 8.125%, 10/15/15                   $    3,673,500
      1,770,000   6.65               B/B2   Esco Corp., Floating Rate Note,
                                            12/15/13 (144A)                                           1,570,875
                                                                                                 --------------
                                                                                                 $    5,244,375
---------------------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery & Heavy Trucks -- 0.8%
      5,880,000                  BB-/Caa1   American Railcar, 7.5%, 3/1/14                       $    5,615,400
      2,500,000                  CCC/Caa3   Commercial Vehicle Group, 8.0%,
                                            7/1/13                                                    2,000,000
      1,345,000                  BBB/Baa3   Cummins, Inc., 6.75%, 2/15/27                             1,283,766
      6,255,000                  CCC/Caa2   Greenbrier Co., Inc., 8.375%, 5/15/15                     5,692,050
      1,200,000                     B-/B3   Oshkosh Corp., 8.5%, 3/1/20 (b)                           1,242,000
      1,750,000                  BB-/Caa1   The Manitowoc Co., Inc., 9.5%,
                                            2/15/18 (b)                                               1,824,375
      1,120,000                     B-/B2   Titan Wheel International, Inc., 8.0%,
                                            1/15/12                                                   1,120,000
        760,000                 BBB-/Baa2   Volvo Treasury AB, 5.95%, 4/1/15                            774,399
                                                                                                 --------------
                                                                                                 $   19,551,990
---------------------------------------------------------------------------------------------------------------
                                            Electrical Component & Equipment -- 0.9%
      5,609,000                   BB+/Ba2   Anixter International Corp., 5.95%,
                                            3/1/15                                               $    5,384,640
      5,585,000                      B/B3   Baldor Electric, 8.625%, 2/15/17 (b)                      5,906,138
      5,010,000                    B+/Ba2   Belden CDT, Inc., 7.0%, 3/15/17                           4,934,850
      3,932,000                      B/B3   Coleman Cable, Inc., 9.0%,
                                            2/15/18 (144A)                                            3,971,320
      3,100,000                  BBB/Baa2   Thomas & Betts Corp., 5.625%,
                                            11/15/21                                                  3,124,803
                                                                                                 --------------
                                                                                                 $   23,321,751
---------------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.5%
      4,190,000                 CCC+/Caa2   Park-Ohio Industries, Inc., 8.375%,
                                            11/15/14 (b)                                         $    3,697,675
      1,770,000                   BB+/Ba2   Stena AB, 6.125%, 2/1/17 (144A)                           2,265,730

The accompanying notes are an integral part of these financial statements.

34    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- (continued)
      4,270,000                 BBB-/Baa2   Tyco Electronics Group SA, 6.55%,
                                            10/1/17                                              $    4,697,794
        750,000                 BBB+/Baa1   Tyco International Finance SA, 8.5%,
                                            1/15/19                                                     930,122
                                                                                                 --------------
                                                                                                 $   11,591,321
---------------------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.5%
      3,160,000                     B-/NR   Industrias Metalurgicas Pescar, 11.25%,
                                            10/22/14                                             $    2,982,250
      3,020,000                 BBB+/Baa1   Ingersoll-Rand Global Holdings, 9.5%,
                                            4/15/14                                                   3,661,859
      5,785,000                     B-/B3   Mueller Water Products, 7.375%, 6/1/17                    5,220,963
                                                                                                 --------------
                                                                                                 $   11,865,072
---------------------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 0.8%
      3,950,000                   BB-/Ba2   Ace Hardware Corp., 9.125%, 6/1/16
                                            (144A)                                               $    4,236,375
      6,535,000                 BBB+/Baa1   GATX Financial Corp., 6.0%, 2/15/18 (b)                   6,513,820
      9,380,000                 BBB-/Baa2   Glencore Funding LLC, 6.0%, 4/15/14
                                            (144A)                                                    9,620,597
                                                                                                 --------------
                                                                                                 $   20,370,792
                                                                                                 --------------
                                            Total Capital Goods                                  $  118,865,750
---------------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                            Environmental & Facilities Services -- 0.0%
      1,695,000                      D/WR   Aleris International, Inc., 9.0%,
                                            12/15/14                                             $       14,831
                                                                                                 --------------
                                            Total Commercial Services & Supplies                 $       14,831
---------------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.9%
                                            Airlines -- 0.2%
      1,401,762                   BB+/Ba1   Continental Airlines, Inc., 6.795%,
                                            8/2/18                                               $    1,307,143
      1,214,766                    B-/Ba3   Continental Airlines, Inc., 7.461%,
                                            4/1/13                                                    1,147,954
        614,507                     B+/WR   Delta Airlines, Inc., 7.779%, 1/2/12 (b)                    596,072
      1,860,810                      B/B3   UAL Pass Through Trust, 8.03%, 7/1/11                     1,821,733
                                                                                                 --------------
                                                                                                 $    4,872,902
---------------------------------------------------------------------------------------------------------------
                                            Marine -- 0.1%
      1,780,000                     NR/NR   CMA CGM SA, 7.25%, 2/1/13 (144A)                     $    1,148,100
---------------------------------------------------------------------------------------------------------------
                                            Marine Ports & Services -- 0.1%
      4,695,000                    CCC/B2   Oceanografia SA De CV, 11.25%,
                                            7/15/15                                              $    2,908,553
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    35

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Railroads -- 0.5%
      2,530,000                   BBB+/A3   Burlington Santa Fe Corp., 5.75%,
                                            3/15/18                                              $    2,708,165
      2,950,000                     B+/B2   Kansas City Southern Mexico, 7.375%,
                                            6/1/14                                                    2,972,125
      1,085,000                     B+/B2   Kansas City Southern Mexico, 7.625%,
                                            12/1/13                                                   1,109,413
      1,170,000                     B+/B2   Kansas City Southern Mexico, 8.0%,
                                            2/1/18                                                    1,199,250
      3,890,000                     B+/B2   Kansas City Southern Railway, 8.0%,
                                            6/1/15                                                    4,060,188
      1,245,000                  BBB/Baa2   Union Pacific Corp., 7.875%, 1/15/19                      1,495,734
                                                                                                 --------------
                                                                                                 $   13,544,875
                                                                                                 --------------
                                            Total Transportation                                 $   22,474,430
---------------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.5%
                                            Auto Parts & Equipment -- 0.5%
      2,750,000                 CCC+/Caa2   Allison Transmission, 11.0%,
                                            11/1/15 (144A) (b)                                   $    2,928,750
      4,211,000                 CCC+/Caa2   Tenneco Automotive, Inc., 8.625%,
                                            11/15/14 (b)                                              4,274,165
      6,070,000                      B/B3   TRW Automotive, Inc., 7.25%, 3/15/17                      5,857,550
                                                                                                 --------------
                                                                                                 $   13,060,465
---------------------------------------------------------------------------------------------------------------
                                            Tires & Rubber -- 0.0%
        350,000                     B+/B1   Goodyear Tire & Rubber Co., 10.5%,
                                            5/15/16                                              $      378,000
                                                                                                 --------------
                                            Total Automobiles & Components                       $   13,438,465
---------------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 1.2%
                                            Homebuilding -- 0.5%
      4,110,000                   BB-/Ba3   Desarrolladora Homex SAB de CV, 9.5%,
                                            12/11/19 (144A)                                      $    4,346,325
      5,079,000                     B+/B1   Meritage Homes Corp., 6.25%, 3/15/15                      4,875,840
      1,570,000                    B+/Ba3   Urbi Desarrollos Urbanos, 8.5%,
                                            4/19/16 (144A)                                            1,664,200
      1,384,000                    NR/Ba3   Urbi Desarrollos Urbanos, 9.5%, 1/21/20                   1,498,180
                                                                                                 --------------
                                                                                                 $   12,384,545
---------------------------------------------------------------------------------------------------------------
                                            Household Appliances -- 0.2%
      4,940,000                 BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                        $    5,170,915
---------------------------------------------------------------------------------------------------------------
                                            Housewares & Specialties -- 0.5%
      8,141,000                   BBB-/NR   Controladora Mabe Sa CV, 7.875%,
                                            10/28/09                                             $    8,588,755
      2,455,000                 CCC+/Caa1   Yankee Acquisition Corp., 9.75%,
                                            2/15/17 (b)                                               2,534,788
                                                                                                 --------------
                                                                                                 $   11,123,543
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Textiles -- 0.0%
      1,015,000                     B/Ba3   Invista, 9.25%, 5/1/12 (144A)                        $    1,027,688
                                                                                                 --------------
                                            Total Consumer Durables & Apparel                    $   29,706,691
---------------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 2.1%
                                            Casinos & Gaming -- 1.6%
      6,415,000                      B/B2   Codere Finance SA, 8.25%,
                                            6/15/15 (144A)                                       $    8,493,337
EURO  7,530,000   8.25             BB/Ba3   Lottomatica S.p.A., Floating Rate Note,
                                            3/31/66 (144A)                                           10,452,795
      1,875,000                      D/WR   Mashantucket Pequot Tribe, 8.5%,
                                            11/15/15 (144A)                                             468,750
      4,041,000                      B/B3   Peermont Global, Ltd., 7.75%,
                                            4/30/14 (144A)                                            5,200,073
      3,960,000                    BB-/B1   Scientific Games Corp., 6.25%,
                                            12/15/12                                                  3,930,300
      2,310,000                    BB-/B1   Scientific Games Corp., 7.875%,
                                            6/15/16                                                   2,338,875
      1,645,000                    BB-/B1   Scientific Games International, Inc.,
                                            9.25%, 6/15/19 (144A)                                     1,739,588
      5,663,000                    BB-/B1   Scientific Games International, Inc.,
                                            9.25%, 6/15/19 (144A)                                     6,009,859
      1,780,000                   B-/Caa1   Shingle Springs Tribal, 9.375%,
                                            6/15/15 (144A)                                            1,477,400
      2,875,000                      D/WR   Station Casinos, Inc., 6.625%, 3/15/18                        3,594
                                                                                                 --------------
                                                                                                 $   40,114,571
---------------------------------------------------------------------------------------------------------------
                                            Education Services -- 0.3%
      3,310,000                   AAA/Aaa   Leland Stanford Junior University, 4.75%,
                                            5/1/19                                               $    3,438,461
      2,820,000                   AAA/Aaa   President & Fellows of Harvard, 3.7%,
                                            4/1/13                                                    2,947,549
                                                                                                 --------------
                                                                                                 $    6,386,010
---------------------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services -- 0.2%
      5,322,000                    BB-/B1   Service Corp. International, 8.0%,
                                            11/15/21                                             $    5,388,525
                                                                                                 --------------
                                            Total Consumer Services                              $   51,889,106
---------------------------------------------------------------------------------------------------------------
                                            MEDIA -- 1.6%
                                            Advertising -- 0.1%
      1,000,000                    B+/Ba2   Interpublic Group of Cos., 10.0%,
                                            7/15/17                                              $    1,131,250
---------------------------------------------------------------------------------------------------------------
                                            Broadcasting -- 1.3%
      3,390,000                 BBB+/Baa1   Grupo Telivisa SA, 6.0%,
                                            5/15/18 (144A) (b)                                   $    3,503,260
      4,265,000                      B/B1   Hughes Network Systems LLC, 9.5%,
                                            4/15/14                                                   4,382,288

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    37

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Broadcasting -- (continued)
        685,000                      B/B1   Hughes Network Systems LLC, 9.5%,
                                            4/15/14                                              $      696,988
      6,467,968                 CCC+/Caa3   Intelsat Bermuda, Ltd., 11.5%, 2/4/17                     6,629,667
      7,500,000                     B+/B3   Intelsat Subsidiary Holding Co., 8.5%,
                                            1/15/13                                                   7,612,500
        790,000                 BBB+/Baa1   News America, Inc., 5.65%, 8/15/20 (b)                      832,376
      4,125,000                   B-/Caa1   Telesat Canada/Telesat LLC, 12.5%,
                                            11/1/17                                                   4,743,750
      7,316,769                  CCC/Caa2   Univision Communications, 9.75%,
                                            3/15/15 (144A) PIK (b)                                    6,310,713
                                                                                                 --------------
                                                                                                 $   34,711,542
---------------------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- 0.2%
      1,628,000                     B+/B2   Kabel Deutschland GMBH, 10.625%,
                                            7/1/14 (b)                                           $    1,707,365
      1,100,000                  BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19                    1,331,097
        640,000                  BBB/Baa2   Time Warner Cable, Inc., 8.75%,
                                            2/14/19                                                     793,716
                                                                                                 --------------
                                                                                                 $    3,832,178
                                                                                                 --------------
                                            Total Media                                          $   39,674,970
---------------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.9%
                                            Apparel Retail -- 0.2%
      2,335,000                      B/B3   Brown Shoe Co., Inc., 8.75%, 5/1/12                  $    2,381,700
      2,530,000   8.21              B+/B2   Edcon Proprietary, Ltd., Floating Rate
                                            Note, 6/15/14 (144A)                                      2,606,249
                                                                                                 --------------
                                                                                                 $    4,987,949
---------------------------------------------------------------------------------------------------------------
                                            Distributors -- 0.2%
      4,300,000                     B-/B3   Minerva Overseas II, 10.875%,
                                            11/15/19 (144A)                                      $    4,638,625
---------------------------------------------------------------------------------------------------------------
                                            Internet Retail -- 0.4%
      1,785,000                  BBB-/Ba1   Expedia, Inc., 8.5%, 7/1/16 (144A)                   $    1,981,350
      7,395,000                   BB-/Ba3   Ticketmaster, 10.75% 8/1/16                               8,245,425
                                                                                                 --------------
                                                                                                 $   10,226,775
---------------------------------------------------------------------------------------------------------------
                                            Specialty Stores -- 0.1%
      2,805,000                      B/B3   Sally Holdings, 9.25%,
                                            11/15/14 (144A) (b)                                  $    2,973,300
                                                                                                 --------------
                                            Total Retailing                                      $   22,826,649
---------------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 1.3%
                                            Agricultural Products -- 0.2%
      4,035,000                      A/A2   Cargill, Inc., 5.2%, 1/22/13 (144A)                  $    4,292,409
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Brewers -- 0.3%
      4,255,000                 BBB+/Baa2   Anheuser-Busch InBev Worldwide, Inc.,
                                            7.75%, 1/15/19 (144A)                                $    5,060,820
        535,000                 BBB+/Baa1   Cia Brasileira de Bebida, 10.5%,
                                            12/15/11                                                    613,913
      2,530,000                 BBB+/Baa1   Cia Brasileira de Bebida, 8.75%,
                                            9/15/13                                                   2,988,563
                                                                                                 --------------
                                                                                                 $    8,663,296
---------------------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 0.5%
      1,200,000                     B+/B2   B&G Foods, Inc., 5.5%, 1/15/40                       $    1,222,500
        750,000                     B-/B1   Bertin, Ltd., 10.25%, 10/5/16 (144A)                        835,500
        968,000                     NR/NR   Independencia International, 12.0%,
                                            12/30/16 (144A) (b)                                         503,360
      7,550,000                 BBB-/Baa2   Kraft Foods, Inc., 6.5%, 2/9/40                           7,823,922
      1,250,000                     B-/B3   Minerva Overseas, Ltd., 9.5%,
                                            2/1/17 (144A)                                             1,287,500
                                                                                                 --------------
                                                                                                 $   11,672,782
---------------------------------------------------------------------------------------------------------------
                                            Tobacco -- 0.3%
      7,700,000                     B+/B2   Alliance One International, Inc., 10.0%,
                                            7/15/16                                              $    8,046,500
        250,000                     B+/B2   Alliance One International, Inc., 10.0%,
                                            7/15/16 (144A)                                              261,250
                                                                                                 --------------
                                                                                                 $    8,307,750
                                                                                                 --------------
                                            Total Food, Beverage & Tobacco                       $   32,936,237
---------------------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                            Household Products -- 0.2%
      3,490,000                      B/B1   Cellu Tissue Holdings, Inc., 11.5%,
                                            6/1/14                                               $    3,891,350
                                                                                                 --------------
                                            Total Household & Personal Products                  $    3,891,350
---------------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                                            Health Care Facilities -- 0.6%
      1,700,000                    BB/Ba3   HCA, Inc., 7.875%, 2/15/20                           $    1,779,688
      1,430,000                    BB/Ba3   HCA, Inc., 8.5%, 4/15/19                                  1,538,144
      3,655,000                    BB-/B2   HCA, Inc., 9.125%, 11/15/14                               3,860,594
      6,153,470                    BB-/B2   HCA, Inc., 9.625%, 11/15/16 (b)                           6,591,905
                                                                                                 --------------
                                                                                                 $   13,770,331
---------------------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.0%
      1,133,000                    BB-/NR   Dasa Finance Corp., 8.75%,
                                            5/29/18 (144A)                                       $    1,212,310
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    39

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Health Care Supplies -- 0.4%
  2,350,000                        B/Caa1   Bausch & Lomb, Inc., 9.875%, 11/1/15                 $    2,485,125
  3,105,000                         B-/B3   Biomet, Inc., 10.375%, 10/15/17                           3,415,500
  4,100,000                         B-/B2   Inverness Medical Innovations, 7.875%,
                                            2/1/16                                                    4,012,875
                                                                                                 --------------
                                                                                                 $    9,913,500
---------------------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.2%
  3,790,000                       A-/Baa1   United Health Group, 4.875%, 2/15/13                 $    4,053,155
                                                                                                 --------------
                                            Total Health Care Equipment & Services               $   28,949,296
---------------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                            Biotechnology -- 0.3%
  6,550,000                     BBB+/Baa3   Biogen Idec, Inc., 6.0%, 3/1/13                      $    7,083,995
                                                                                                 --------------
                                            Total Pharmaceuticals & Biotechnology                $    7,083,995
---------------------------------------------------------------------------------------------------------------
                                            BANKS -- 4.8%
                                            Diversified Banks -- 2.5%
  2,040,500                       BB+/Ba1   Alfa Div Pymt Rights Fin, 7.23563%,
                                            12/15/11 (144A)                                      $    1,938,410
  6,950,000                       AAA/Aaa   Asian Development Bank/Pasig, 0.5%,
                                            3/27/13                                                   5,481,931
  2,725,000                        NR/Ba1   ATF Bank JSC, 9.25%, 4/12/12 (144A)                       2,868,063
    975,000                        NR/Ba1   ATF Capital BV, 9.25%, 2/21/14 (144A)                     1,031,063
  1,753,000                         BB/NR   Banco Credito del Peru, 9.75%, 11/6/69                    2,018,150
  1,700,000       8.48             NR/Ba2   Banco Macro SA, Floating Rate Note,
                                            6/7/12                                                    1,204,875
  3,060,000                       AA-/Aa3   Barclays Bank Plc, 5.125%, 1/8/20                         3,017,368
  5,350,000                       AA-/Aa3   BNP Paribas, 1.34438%, 4/27/17                            5,107,747
  1,000,000                       AAA/Aaa   Council of Europe, 5.5%, 1/18/12                            921,590
  5,600,000                         A-/A3   Credit Agricole SA, 8.375%, 12/13/49                      6,062,000
  2,770,000                          A/A2   Industrial Bank of Korea, 7.125%,
                                            4/23/14                                                   3,105,807
 11,350,000                       AAA/Aaa   International Bank Recon & Development,
                                            5.75%, 10/21/19                                          10,001,055
  2,420,000                         B/Ba3   Kazkommerts International BV, 8.0%,
                                            11/3/15                                                   2,286,900
 29,560,000                       AAA/Aaa   Rabobank Nederland NV, 0.0%, 3/3/15                      11,677,660
  1,650,000                        B+/Ba3   Russian Stand Bank, 7.5%,
                                            10/7/10 (144A)                                            1,636,635
  3,900,000                         A-/NR   Scotiabank Peru SA, Floating Rate Note,
                                            3/15/17 (144A)                                            3,900,000
  3,170,000                           D/C   Turanalem Finance BV, 8.5%,
                                            2/10/15 (144A)                                            1,374,988
                                                                                                 --------------
                                                                                                 $   63,634,242
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Regional Banks -- 2.3%
      1,180,000                   BBB+/A2   American Express Bank FSB, 5.5%,
                                            4/16/13                                              $    1,263,751
      1,500,000                      A/NR   Cobank ACB, 7.875%, 4/16/18 (144A)                        1,619,859
      4,750,000                   BBB+/A3   KeyBank NA, 5.8%, 7/1/14                                  4,858,020
      2,935,000                 BBB+/Baa1   Keycorp, 6.5%, 5/14/13                                    3,134,313
      2,850,000                    A+/Aa3   Mellon Funding Corp., 5.5%, 11/15/18                      2,947,510
      1,650,000                      A/A2   PNC Bank NA, 6.0%, 12/7/17                                1,750,110
      9,730,000       8.25       BBB/Baa3   PNC Funding Corp., Floating Rate Note,
                                            5/29/49                                                  10,073,625
      3,580,000                   A-/Baa1   Sovereign Bancorp, 8.75%, 5/30/18                         4,014,827
     10,795,000                 BBB+/Baa1   State Street Capital, 8.25%, 3/15/42                     11,172,933
      2,435,000                   BBB+/A3   US Bancorp, 6.189%, 4/15/49                               2,081,925
      2,195,000                   AA-/Aa3   Wachovia Bank NA, 6.0%, 11/15/17                          2,379,147
        660,000                    A-/Ba1   Wachovia Cap Trust III, 5.8%, 3/15/42                       559,350
     11,200,000       7.70         A-/Ba1   Wells Fargo & Co., Floating Rate Note,
                                            12/29/49                                                 11,564,000
                                                                                                 --------------
                                                                                                 $   57,419,370
---------------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 0.0%
DKK       1,077                   AAA/Aa1   Nykredit Realkredit, 6.0%, 10/1/29                   $          210
DKK      48,095                   AAA/Aa1   Nykredit Realkredit, 7.0%, 7/1/32                             9,425
                                                                                                 --------------
                                                                                                 $        9,635
                                                                                                 --------------
                                            Total Banks                                          $  121,063,247
---------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 5.9%
                                            Asset Management & Custody Banks -- 0.4%
      4,180,000                  BB+/Baa3   Janus Capital Group, Inc., 6.5%,
                                            6/15/12                                              $    4,323,558
      6,711,000                  BB+/Baa3   Janus Capital Group, Inc., 6.95%,
                                            6/15/17                                                   6,672,284
                                                                                                 --------------
                                                                                                 $   10,995,842
---------------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 1.1%
      5,195,000                      B/B2   American General Finance, 6.9%,
                                            12/15/17                                             $    4,550,347
      6,250,000                     A+/A1   American Honda Finance, 6.7%,
                                            10/1/13 (144A)                                            6,964,625
      2,030,000                    BBB/A3   Capital One Bank USA NA, 8.8%,
                                            7/15/19                                                   2,452,764
      7,295,000                   BB/Baa3   Capital One Capital VI, 8.875%, 5/15/40                   7,949,974
      1,540,000                  BBB/Baa2   Nissan Motor Acceptance Corp., 4.5%,
                                            1/30/15 (144A)                                            1,543,879
      4,559,000       4.00       BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14                    3,970,433
                                                                                                 --------------
                                                                                                 $   27,432,022
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    41

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Diversified Financial Services -- 1.7%
        700,000                  CCC/Caa1   Ceva Group Plc, 11.5%, 4/1/18 (144A)                 $      726,250
        355,000                  CCC/Caa1   Ceva Group Plc, 11.625%, 10/1/16                            378,963
EURO  1,924,000                  CCC/Caa2   Ceva Group Plc, 8.5%, 12/1/14 (144A)                      2,417,373
      3,135,000                     NR/A2   Crown Castle Towers LLC, 6.113%,
                                            1/15/20                                                   3,279,335
      7,115,000                  BBB/Baa2   Hyundai Capital Services, Inc., 6.0%,
                                            5/5/15 (b)                                                7,466,168
     13,915,000                 BBB+/Baa1   JPMorgan Chase & Co., 7.9%, 4/29/49                      14,834,782
      1,000,000                      B/NR   Nelson Re, Ltd., 12.1725%, 6/21/10                        1,014,300
      1,215,000                    BB/Ba2   New Communications Holdings, 8.25%,
                                            4/15/17                                                   1,236,263
      2,415,000                    BB/Ba2   New Communications Holdings, 8.5%,
                                            4/15/20                                                   2,433,113
      4,820,000                    BB/Ba2   New Communications Holdings, 8.75%,
                                            4/15/22                                                   4,820,000
      2,031,380                   A-/Baa1   PF Export Receivable Master Trust,
                                            6.436%, 6/1/15 (144A)                                     2,153,263
      1,836,700                  BBB/Baa2   Power Receivables Finance LLC, 6.29%,
                                            1/1/12 (144A)                                             1,884,803
        600,000    6.25             NR/B1   Redwood Capital XI, Ltd., Floating Rate
                                            Note, 1/7/11                                                601,260
                                                                                                 --------------
                                                                                                 $   43,245,873
---------------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 1.7%
     18,410,000    5.79          BBB/Baa2   Goldman Sachs Capital, Floating Rate
                                            Note, 12/29/49                                       $   15,602,475
      5,350,000                     A-/A2   Macquarie Group, Ltd., 7.625%,
                                            8/13/19                                                   5,971,691
      5,665,000                     A-/A2   Macquarie Group, Ltd., 6.0%, 1/14/20                      5,650,724
      3,820,000                      A/A2   Merrill Lynch & Co., 5.45%, 2/5/13                        4,041,594
      7,175,000                      A/A2   Morgan Stanley Dean Witter, 6.625%,
                                            4/1/18                                                    7,652,704
      1,955,000                 BBB+/Baa1   TD Ameritrade Holding Corp., 5.6%,
                                            12/1/19 (b)                                               1,975,078
                                                                                                 --------------
                                                                                                 $   40,894,266
---------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 1.0%
      8,300,000                  BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19               $    8,317,828
      7,325,121                    NR/Ba1   Coso Geothermal Power Holdings, 7.0%,
                                            7/15/26 (144A)                                            6,920,994
      1,000,000   13.50             B-/NR   Montana Re, Ltd., Floating Rate Note,
                                            12/7/12                                                   1,011,900
      8,810,000    7.68           CCC+/B3   NCO Group, Inc., Floating Rate Note,
                                            11/15/13                                                  7,532,550

The accompanying notes are an integral part of these financial statements.

42    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- (continued)
        600,000                     B-/NR   Successor X, Ltd., 0.0%, 12/9/10                     $      545,040
      1,250,000                     B-/NR   Successor X, Ltd., 9.87982%, 4/4/13                       1,247,875
                                                                                                 --------------
                                                                                                 $   25,576,187
                                                                                                 --------------
                                            Total Diversified Financials                         $  148,144,190
---------------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 4.3%
                                            Insurance Brokers -- 0.1%
        565,000                 CCC+/Caa1   Hub International Holdings, 10.25%,
                                            6/15/15 (144A)                                       $      540,988
      1,700,000   6.68             CCC/B3   USI Holdings Corp., Floating Rate Note,
                                            11/15/14                                                  1,449,250
                                                                                                 --------------
                                                                                                 $    1,990,238
---------------------------------------------------------------------------------------------------------------
                                            Life & Health Insurance -- 1.8%
      6,190,000                  BBB/Baa3   Delphi Financial Group, Inc., 7.875%,
                                            1/31/20                                              $    6,391,299
      9,629,000                   BBB/Ba1   Lincoln National Corp., 6.05%, 4/20/67                    8,016,143
      2,565,000                   A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19                     3,136,410
      6,440,000                  BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                             8,300,851
      7,410,000                   A-/Baa2   Protective Life Corp., 7.375%, 10/15/19                   7,870,984
      1,770,000                    A/Baa2   Prudential Financial, Inc., 5.1%, 9/20/14                 1,869,527
      4,220,000                    A/Baa2   Prudential Financial, Inc., 5.15%,
                                            1/15/13                                                   4,477,589
        755,000                    A/Baa2   Prudential Financial, Inc., 6.2%, 1/15/15                   824,175
      4,004,000                 BBB+/Baa3   Prudential Financial, Inc., 8.875%,
                                            6/15/38                                                   4,494,490
                                                                                                 --------------
                                                                                                 $   45,381,468
---------------------------------------------------------------------------------------------------------------
                                            Multi-Line Insurance -- 0.4%
      6,450,000                 BBB-/Baa3   Liberty Mutual Group, 7.0%,
                                            3/15/37 (144A)                                       $    5,498,715
      1,560,000                 BBB-/Baa2   Liberty Mutual Group, 7.3%,
                                            6/15/14 (144A)                                            1,699,547
      1,455,000   10.75           BB/Baa3   Liberty Mutual Group, Floating Rate Note,
                                            6/15/58 (144A)                                            1,629,600
                                                                                                 --------------
                                                                                                 $    8,827,862
---------------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 0.4%
      7,171,000                 BBB-/Baa3   Hanover Insurance Group, 7.625%,
                                            10/15/25                                             $    6,883,163
        500,000                     A-/A3   The Allstate Corp., 6.75%, 5/15/18                          549,549
      2,700,000                 BBB-/Baa3   The Hanover Insurance Group, Inc., 7.5%,
                                            3/1/20                                                    2,769,255
        640,000                   BB-/Ba1   The Hanover Insurance Group, Inc.,
                                            8.207%, 2/3/27                                              594,257
                                                                                                 --------------
                                                                                                 $   10,796,224
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    43

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 1.6%
        850,000   15.20             B-/NR   Atlas Reinsurance Plc, Floating Rate Note,
                                            1/10/11 (144A)                                       $    1,166,265
      1,400,000    7.19            BB+/NR   Blue Fin, Ltd., Floating Rate Note,
                                            4/10/12                                                   1,395,800
        250,000   13.75            BB-/NR   Blue Fin, Ltd., Floating Rate Note,
                                            4/16/12 (144A)                                              270,500
      1,150,000    8.92             BB/NR   Caelus Re, Ltd., Floating Rate Note,
                                            6/7/11                                                    1,142,755
      2,050,000   18.03             B-/NR   Carillon, Ltd., Floating Rate Note,
                                            1/10/11                                                   2,058,200
        250,000   10.50             BB/NR   East Lane Re III, Ltd., Floating Rate Note,
                                            3/16/12                                                     268,925
        750,000    4.15            BB+/NR   Fhu-Jin, Ltd., Floating Rate Note,
                                            8/10/11 (144A)                                              741,000
      2,300,000    5.81            BB+/NR   Foundation Re III, Ltd., Floating Rate
                                            Note, 2/3/14                                              2,324,610
      1,775,000   12.03             NR/B3   Globecat, Ltd., Floating Rate Note,
                                            1/2/13 (144A)                                             1,674,713
        250,000    8.78             NR/B1   Globecat, Ltd., Floating Rate Note,
                                            1/2/13 (144A)                                               250,375
        650,000    8.56            BB+/NR   Green Valley, Ltd., Floating Rate Note,
                                            1/10/11 (144A)                                              876,482
      1,000,000    0.00            BB+/NR   Merna Reinsurance, Ltd., Floating Rate
                                            Note, 4/8/13                                              1,000,000
        250,000   10.25              B/NR   MultiCat Mexico 2009 Series B, Floating
                                            Rate Note, 10/19/12                                         252,000
        250,000   10.25              B/NR   MultiCat Mexico 2009 Series C, Floating
                                            Rate Note, 10/19/12                                         252,000
      2,185,000    7.20            NA/Ba2   Muteki, Ltd., Floating Rate Note, 5/24/11                 2,141,300
      1,400,000   12.25             BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                            3/20/12                                                   1,517,880
      2,150,000   10.25            BB-/NR   Mystic Re, Ltd., Floating Rate Note,
                                            6/7/11                                                    2,189,345
        275,000    7.45            BB+/NA   Newton Re, Ltd., Floating Rate Note,
                                            12/24/10 (144A)                                             273,625
        565,000    9.75             BB/NA   Newton Re, Ltd., Floating Rate Note,
                                            12/24/10 (144A)                                             552,853
      7,935,000                 BBB+/BBB+   Platinum Underwriters HD, 7.5%, 6/1/17                    8,528,062
      8,470,000                   A-/Baa1   Reinsurance Group of America, 6.45%,
                                            11/15/19                                                  8,850,599
      1,250,000   10.50              B/NR   Residential Re, Ltd. 2007, Floating Rate
                                            Note, 6/7/10                                              1,263,125
      1,000,000    9.40            BB-/NA   Residential Re, Ltd., Floating Rate Note,
                                            6/6/11                                                    1,007,400

The accompanying notes are an integral part of these financial statements.

44    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
        250,000   25.25             NA/NA   Successor II, Ltd., Floating Rate Note,
                                            4/6/10                                               $      250,100
        500,000    6.30              D/NR   Willow Re, Ltd., Floating Rate Note,
                                            6/16/10 (144A)                                              385,000
                                                                                                 --------------
                                                                                                 $   40,632,914
                                                                                                 --------------
                                            Total Insurance                                      $  107,628,706
---------------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 2.6%
                                            Diversified Real Estate Activities -- 0.3%
      5,680,000                     A-/A2   WEA Finance LLC, 7.125%, 4/15/18                     $    6,144,863
      1,200,000                     A-/A2   WEA Finance LLC, 7.5%, 6/2/14 (144A)                      1,343,158
                                                                                                 --------------
                                                                                                 $    7,488,021
---------------------------------------------------------------------------------------------------------------
                                            Diversified Real Estate Investment Trusts -- 0.5%
      8,850,000                 BBB+/Baa1   Dexus Finance Pty, Ltd., 7.125%,
                                            10/15/14                                             $    9,543,690
      1,415,000                  BBB/Baa2   Digital Realty Trust LP, 5.875%,
                                            2/1/20 (144A)                                             1,383,629
                                                                                                 --------------
                                                                                                 $   10,927,319
---------------------------------------------------------------------------------------------------------------
                                            Office Real Estate Investment Trusts -- 0.2%
        980,000                  BBB/Baa2   Mack-Cali Realty Corp., 7.75%, 8/15/19               $    1,080,667
      3,750,000                  BBB/Baa2   Mack-Cali Realty LP, 5.125%, 1/15/15                      3,687,649
                                                                                                 --------------
                                                                                                 $    4,768,316
---------------------------------------------------------------------------------------------------------------
                                            Real Estate Operating Companies -- 0.0%
        498,580    8.68             B-/NR   Alto Palermo SA, Floating Rate Note,
                                            6/11/12 (144A)                                       $      273,596
        200,000                     B-/B3   Forest City Enterprises, 7.625%, 6/1/15                     186,000
                                                                                                 --------------
                                                                                                 $      459,596
---------------------------------------------------------------------------------------------------------------
                                            Retail Real Estate Investment Trusts -- 0.5%
      6,040,000                   BB/Baa3   Developers Diversified Realty, 7.5%,
                                            4/1/17                                               $    6,110,505
      6,390,000                   AA+/Aa2   Trustreet Properties, Inc., 7.5%, 4/1/15                  6,584,537
                                                                                                 --------------
                                                                                                 $   12,695,042
---------------------------------------------------------------------------------------------------------------
                                            Specialized Real Estate Investment Trusts -- 1.1%
        600,000                 BBB-/Baa2   Health Care REIT, Inc., 6.125%, 4/15/20              $      601,864
      3,305,000                 BBB-/Baa2   Health Care REIT, Inc., 6.2%, 6/1/16                      3,520,265
      5,450,000                 BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                            1/17/17                                                   5,591,237
      8,965,000                  BBB/Baa2   Hospitality Properties Trust, 7.875%,
                                            8/15/14                                                   9,627,765
      1,550,000                 BBB-/Baa3   Ventas Realty Capital Corp., 7.125%,
                                            6/1/15 (144A)                                             1,608,499
        850,000                 BBB-/Baa3   Ventas Realty LP/CAP Corp., 6.75%,
                                            4/1/17                                                      872,692

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    45

-------------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                                Value
-------------------------------------------------------------------------------------------------------------------
                                            Specialized Real Estate Investment Trusts -- (continued)
      2,750,000                 BBB-/Baa3   Ventas Realty LP/V, 6.5%, 6/1/16                         $    2,810,184
      3,215,000                 BBB-/Baa3   Ventas Realty LP/V, 6.5%, 6/1/16                              3,285,360
                                                                                                     --------------
                                                                                                     $   27,917,866
                                                                                                     --------------
                                            Total Real Estate                                        $   64,256,160
-------------------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 1.4%
                                            Data Processing & Outsourced Services -- 0.2%
      6,500,000                   B-/Caa1   First Data Corp., 9.875%, 9/24/15 (b)                    $    5,606,250
-------------------------------------------------------------------------------------------------------------------
                                            Internet Software & Services -- 1.0%
      5,185,000                    B+/Ba2   Equinix, Inc., 8.125%, 3/1/18                            $    5,366,475
      7,920,000                     NR/A2   GTP Towers Issuer LLC, 4.436%,
                                            2/15/15 (144A)                                                7,890,538
     11,145,000                     B-/B2   Terremark Worldwide, Inc., 12.0%,
                                            6/15/17                                                      12,816,750
                                                                                                     --------------
                                                                                                     $   26,073,763
-------------------------------------------------------------------------------------------------------------------
                                            IT Consulting & Other Services -- 0.2%
      2,855,000                   B-/Caa1   Sungard Data Systems, Inc., 10.25%,
                                            8/15/15 (b)                                              $    3,001,319
      2,850,000                    B/Caa1   Sungard Data Systems, Inc., 10.625%,
                                            5/15/15                                                       3,106,500
                                                                                                     --------------
                                                                                                     $    6,107,819
                                                                                                     --------------
                                            Total Software & Services                                $   37,787,832
-------------------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                            Communications Equipment -- 0.1%
        962,000                  BBB-/Ba2   Brocade Communications, 6.625%,
                                            1/15/18                                                  $      978,835
        962,000                  BBB-/Ba2   Brocade Communications, 6.875%,
                                            1/15/20 (144A)                                                  981,240
                                                                                                     --------------
                                                                                                     $    1,960,075
-------------------------------------------------------------------------------------------------------------------
                                            Electronic Equipment & Instruments -- 0.1                %
      1,910,000                   BBB-/NR   Agilent Technologies, Inc., 5.5%,
                                            9/14/15                                                  $    2,047,446
                                                                                                     --------------
                                            Total Technology Hardware &
                                            Equipment                                                $    4,007,521
-------------------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.2%
                                            Semiconductor Equipment -- 0.2%
      4,035,000                  BBB/Baa1   Klac Instruments Corp., 6.9%, 5/1/18                     $    4,377,063
                                                                                                     --------------
                                            Total Semiconductors                                     $    4,377,063
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 2.8%
                                            Alternative Carriers -- 0.5%
      4,520,000                      B/B2   Global Crossing, Ltd., 12.0%,
                                            9/15/15 (144A)                                       $    5,017,200
        350,000                      B/B1   PAETEC Holdings Corp., 8.875%,
                                            6/30/17 (144A)                                              359,625
      2,460,000                      B/B1   PAETEC Holdings Corp., 8.875%,
                                            6/30/17 (144A)                                            2,527,650
      4,734,000                 CCC+/Caa1   PAETEC Holdings Corp., 9.5%,
                                            7/15/15 (b)                                               4,793,175
                                                                                                 --------------
                                                                                                 $   12,697,650
---------------------------------------------------------------------------------------------------------------
                                            Integrated Telecommunication Services -- 1.1%
      4,400,000                    B+/Ba3   Cincinnati Bell, Inc., 8.25%, 10/15/17               $    4,455,000
      3,200,000                 BBB-/Baa3   Embarq Corp., 7.082%, 6/1/16                              3,485,270
      3,690,000                    BB-/B2   GCI, Inc., 7.25%, 2/15/14                                 3,694,613
      3,720,000                     B+/B1   Mastec, Inc., 7.625%, 2/1/17                              3,613,050
      3,035,000   10.46            BB-/B1   Nordic Telephone Company Holdings,
                                            Floating Rate Note, 5/1/16 (144A)                         4,090,037
      3,600,000                     A-/A1   Qtel International FIN, Ltd., 6.5%,
                                            6/10/14                                                   3,906,806
      5,320,000                    B+/Ba3   Windstream Corp., 8.625%, 8/1/16                          5,439,700
                                                                                                 --------------
                                                                                                 $   28,684,476
---------------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 1.2%
      5,900,000                     B-/B3   Cricket Communications, Inc., 9.375%,
                                            11/1/14 (b)                                          $    6,003,250
      6,400,000                     NR/B1   Digicel, Ltd., 8.25%, 9/1/17 (144A) (b)                   6,336,000
      3,500,000                      B/B2   Metropcs Wireless, Inc., 9.25%, 11/1/14                   3,561,250
      2,050,000                    BB-/B1   NII Capital Corp., 10.0%,
                                            8/15/16 (144A)                                            2,244,750
      5,935,000                     B-/B2   True Move Co., Ltd., 10.75%,
                                            12/16/13 (144A)                                           6,194,656
      4,195,000                   BB+/Ba2   Vip Fin, 9.125%, 4/30/18 (144A)                           4,735,106
                                                                                                 --------------
                                                                                                 $   29,075,012
                                                                                                 --------------
                                            Total Telecommunication Services                     $   70,457,138
---------------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 2.9%
                                            Electric Utilities -- 1.2%
      1,825,000                 BBB+/Baa1   CenterPoint Energy Houston Electric LLC,
                                            7.0%, 3/1/14                                         $    2,074,956
      4,196,000                  BBB/Baa3   Commonwealth Edison Co., 6.95%,
                                            7/15/18                                                   4,629,967
      2,467,785                   BB-/Ba2   FPL Energy Wind Funding, 6.876%,
                                            6/27/17 (144A)                                            2,399,921
      2,725,000                  BBB/Baa2   Israel Electric Corp., Ltd., 7.25%,
                                            1/15/19 (144A)                                            2,959,639

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    47

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Electric Utilities -- (continued)
      1,330,000                  BBB/Baa2   Israel Electric Corp., Ltd., 9.375%,
                                            1/28/20 (144A)                                       $    1,655,329
      3,275,000                 BBB+/Baa2   New York State Gas and Electric, 6.15%,
                                            12/15/17 (144A)                                           3,328,134
      2,845,000                  BB+/Baa3   Public Service of New Mexico, 7.95%,
                                            5/15/18                                                   2,968,163
      1,933,000                   BB-/Ba2   Public Service of New Mexico, 9.25%,
                                            5/15/15                                                   2,056,229
      3,805,000                  CCC/Caa2   TXU Energy Co., 10.25%, 11/1/15 (b)                       2,644,475
      4,125,000                 BBB+/Baa1   West Penn Power Co., 5.95%, 12/15/17                      4,218,225
      1,650,000                     NA/NA   White Pine Hydro Portfolio, 7.26%,
                                            7/20/15                                                   1,409,381
                                                                                                 --------------
                                                                                                 $   30,344,419
---------------------------------------------------------------------------------------------------------------
                                            Gas Utilities -- 0.5%
      1,000,000                     B+/B1   Inergy LP, 8.25%, 3/1/16                             $    1,030,000
      1,965,000                    A+/Aa2   Nakilat, Inc., 6.067%, 12/31/33 (144A)                    1,788,327
      4,190,000                     A/Aa3   Nakilat, Inc., 6.267%, 12/31/33 (144A)                    3,781,601
      6,895,000                     B-/B2   Transportadora De Gas del Sur, 7.875%,
                                            5/14/17 (144A)                                            6,541,631
                                                                                                 --------------
                                                                                                 $   13,141,559
---------------------------------------------------------------------------------------------------------------
                                            Independent Power Producer & Energy Traders -- 0.9%
      2,630,000                   BBB-/NR   Colbun SA, 6.0%, 1/21/20 (144A)                      $    2,644,604
      6,235,000                   BB-/Ba3   Intergen NV, 9.0%, 6/30/17                                6,422,050
      1,646,697                    NR/Ba1   Juniper Generation, 6.79%,
                                            12/31/14 (144A)                                           1,528,760
      3,775,000                 BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                            3/20/21 (144A)                                            3,509,127
        894,000                   BB-/Ba2   Listrindo Capital BV, 9.25%,
                                            1/29/15 (144A)                                              968,792
      2,965,301                 BBB-/Baa3   Panoche Energy Center LLC, 6.88%,
                                            7/31/29 (144A)                                            2,921,652
      4,050,000                     NR/B2   Star Energy Geotherm, 11.5%,
                                            2/12/15 (b)                                               4,282,875
                                                                                                 --------------
                                                                                                 $   22,277,860
---------------------------------------------------------------------------------------------------------------
                                            Multi-Utilities -- 0.3%
      3,700,000                    BB/Ba2   NSG Holdings, Inc., 7.75%, 12/15/25                  $    3,330,000
      4,829,441                     NR/NR   Ormat Funding Corp., 8.25%, 12/30/20                      4,636,264
                                                                                                 --------------
                                                                                                 $    7,966,264
                                                                                                 --------------
                                            Total Utilities                                      $   73,730,102
---------------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $1,236,463,591)                                $1,314,732,857
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AGENCY
                                            OBLIGATIONS -- 11.9%
      3,931,614                             AAA/Aaa Federal Home Loan Mortgage Corp.,
                                            4.5%, 10/1/35                                        $    3,962,211
      7,728,908                             AAA/Aaa Federal Home Loan Mortgage Corp.,
                                            5.0%, 12/1/21-7/1/35                                      8,130,961
        159,773                             AAA/Aaa Federal Home Loan Mortgage Corp.,
                                            5.5%, 10/1/16-4/1/33                                        170,802
      6,560,033                             AAA/Aaa Federal Home Loan Mortgage Corp.,
                                            6.0%, 6/1/17-12/1/37                                      7,079,930
        251,953                             AAA/Aaa Federal Home Loan Mortgage Corp.,
                                            6.5%, 9/1/32-10/1/33                                        277,802
      4,074,053                             AAA/Aaa Federal National Mortgage Association,
                                            4.5%, 3/1/35-6/1/37                                       4,249,783
      7,027,750                             AAA/Aaa Federal National Mortgage Association,
                                            5.0%, 2/1/22-12/1/34                                      7,381,334
     13,268,711                             AAA/Aaa Federal National Mortgage Association,
                                            5.5%, 3/1/21-4/1/36                                      14,123,849
      6,292,319                             AAA/Aaa Federal National Mortgage Association,
                                            6.0%, 7/1/17-12/1/37                                      6,739,472
        572,879                             AAA/Aaa Federal National Mortgage Association,
                                            6.5%, 12/1/21-11/1/32                                       631,883
         10,441                             AAA/Aaa Federal National Mortgage Association,
                                            7.0%, 5/1/28-7/1/31                                          11,719
          2,232                             AAA/Aaa Federal National Mortgage Association,
                                            7.5%, 1/1/28                                                  2,520
      5,539,826                             AAA/Aaa Government National Mortgage
                                            Association, 4.5%, 9/15/33-4/15/35                        5,642,798
      3,229,119                             AAA/Aaa Government National Mortgage
                                            Association, 5.0%, 11/15/16-9/15/33                       3,404,249
     32,722,602                             AAA/Aaa Government National Mortgage
                                            Association, 5.5%, 3/15/17-3/15/37                       34,816,464
     19,040,457                             AAA/Aaa Government National Mortgage
                                            Association, 6.0%, 1/15/11-7/15/38                       20,519,301
      1,052,020                             AAA/Aaa Government National Mortgage
                                            Association, 6.5%, 1/20/28-7/15/35                        1,152,709
         23,045                             AAA/Aaa Government National Mortgage
                                            Association, 7.0%, 5/15/29-6/15/31                           25,879
            179                             AAA/Aaa Government National Mortgage
                                            Association, 7.5%, 8/15/29                                      203
          1,915                             AAA/Aaa Government National Mortgage
                                            Association, 8.0%, 12/15/29                                   2,205
          1,133                             AAA/Aaa Government National Mortgage
                                            Association I, 6.5%, 12/15/31                                 1,246
          4,767                             AAA/Aaa Government National Mortgage
                                            Association I, 7.0%, 5/15/31                                  5,358
      6,861,555                             AAA/Aaa Government National Mortgage
                                            Association II, 4.5%, 12/20/34-1/20/35                    6,976,268

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    49

-----------------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (d)    Ratings                                                            Value
-----------------------------------------------------------------------------------------------------------------
                                              U.S. Government Agency
                                              Obligations -- (continued)
          574,107                   AAA/Aaa   Government National Mortgage
                                              Association II, 5.5%, 3/20/34                        $      610,833
          733,806                   AAA/Aaa   Government National Mortgage
                                              Association II, 6.0%, 5/20/32-10/20/33                      797,127
           12,888                   AAA/Aaa   Government National Mortgage
                                              Association II, 7.0%, 1/20/29                                14,479
       15,600,000                   AAA/Aaa   U.S. Treasury Bonds, 2.75%, 2/15/19                      14,479,967
       30,270,000                   AAA/Aaa   U.S. Treasury Bonds, 4.5%, 11/15/10                      31,059,865
        3,000,000                   AAA/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28                      3,266,250
       19,370,000                   AAA/Aaa   U.S. Treasury Notes, 1.25%, 11/30/10                     19,488,796
        8,000,000                   AAA/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19                      7,619,376
        2,500,000                   AAA/Aaa   U.S. Treasury Notes, 3.625%, 8/15/19                      2,469,530
       12,330,000                   AAA/Aaa   U.S. Treasury Notes, 4.25%, 5/15/39                      11,424,509
       23,290,000                    NR/Aaa   U.S. Treasury Notes, 4.375%, 11/15/39                    22,023,577
        5,085,000                   AAA/Aaa   U.S. Treasury Notes, 4.375%, 2/15/38                      4,835,520
       11,940,000                   AAA/Aaa   U.S. Treasury Notes, 4.5%, 2/15/36                       11,662,025
       11,100,000                   AAA/Aaa   U.S. Treasury Notes, 4.5%, 5/15/38 (b)                   10,768,732
       26,790,000                   AAA/Aaa   U.S. Treasury Notes, 4.5%, 8/15/39                       25,869,094
        1,095,000                   AAA/Aaa   U.S. Treasury Notes, 5.0%, 5/15/37                        1,153,001
          150,000                   AAA/Aaa   U.S. Treasury Notes, 5.25%, 2/15/29                         163,219
        4,005,000                   AAA/Aaa   U.S. Treasury Notes, 5.375%, 2/15/31                      4,430,531
                                                                                                   --------------
                                                                                                   $  297,445,377
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AGENCY
                                              OBLIGATIONS
                                              (Cost $295,825,053)                                  $  297,445,377
-----------------------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT BONDS -- 5.6%
ITL 4,870,000,000                 BBB-/Baa2   Banco Nac De Desen Econo, 8.0%,
                                              4/28/10                                              $    3,414,826
BRL    52,250,000                 BBB-/Baa3   Brazilian Government, 10.25%, 1/10/28                    29,636,650
CAD    11,740,000                   AAA/Aaa   Canada Housing Trust, 3.75%, 3/15/20                     11,409,198
CAD     7,550,000                   AAA/Aaa   Canadian Government, 4.25%, 6/1/18                        7,844,338
        1,900,000                      A/A2   Export-Import Bank of Korea, 5.875%,
                                              1/14/15                                                   2,048,111
EURO   13,755,000                   AAA/Aaa   Government of France, 3.75%, 4/25/17                     19,625,895
SEK   118,145,000                   AAA/Aaa   Government of Sweden, 5.5%, 10/8/12                      17,955,479
        1,370,000                      A/A2   Korea Gas Corp., 6.0%, 7/15/14 (144A)                     1,490,057
NOK    23,710,000                   AAA/Aaa   Norway Government Bonds, 4.25%,
                                              5/19/17                                                   4,178,323
NOK   119,000,000                   AAA/Aaa   Norway Government Bonds, 6.5%,
                                              5/15/13                                                  22,257,324
        2,500,000                     A-/A2   Poland Government International,
                                              6.375%, 7/15/19                                           2,738,795
AUD     6,780,000                   AAA/Aaa   Queensland Treasury Corp., 6.0%,
                                              10/14/15                                                  6,249,448

The accompanying notes are an integral part of these financial statements.

50    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Foreign Government Bonds -- (continued)
      1,808,511                  BBB-/Ba1   Republic of Columbia, 9.75%, 4/9/11                  $    1,935,107
      1,675,000                 BBB-/Baa3   Republic of Peru, 7.125%, 3/30/19                         1,940,488
        950,000                 BBB-/Baa3   Republic of Peru, 7.35%, 7/21/25                          1,102,000
      4,900,000                   AA-/Aa2   State of Qatar, 5.25%, 1/20/20 (144A)                     5,086,200
                                                                                                 --------------
                                                                                                 $  138,912,239
---------------------------------------------------------------------------------------------------------------
                                            TOTAL FOREIGN GOVERNMENT BONDS
                                            (Cost $135,194,619)                                  $  138,912,239
---------------------------------------------------------------------------------------------------------------
                                            MUNICIPAL BONDS -- 1.1%
                                            Municipal Airport -- 0.2%
      3,575,000                     NR/NR   Charlotte North Carolina Special Facilities
                                            Revenue, 5.6%, 7/1/27                                $    2,620,475
      2,450,000                      B/B3   New Jersey Economic Development
                                            Authority Special Facility Revenue, 7.0%,
                                            11/15/30                                                  2,439,147
        745,000                      B/B3   New Jersey Economic Development
                                            Authority, 6.25%, 9/15/29                                   692,790
                                                                                                 --------------
                                                                                                 $    5,752,412
---------------------------------------------------------------------------------------------------------------
                                            Municipal General -- 0.5%
      4,195,000                     A+/A2   State of Illinois, 1.395%, 2/1/11                    $    4,199,489
      2,940,000                     A+/A2   State of Illinois, 3.321%, 1/1/13                         2,964,637
      3,650,000                    AA-/A1   Wisconsin State General, 5.75%, 5/1/33                    3,944,555
                                                                                                 --------------
                                                                                                 $   11,108,681
---------------------------------------------------------------------------------------------------------------
                                            Municipal Higher Education -- 0.4%
      5,190,000                   AAA/Aa3   California State University Revenue, 5.0%,
                                            11/1/39                                              $    5,210,345
      5,050,000                   AAA/Aaa   Connecticut State Health & Education,
                                            5.0%, 7/1/42                                              5,278,210
                                                                                                 --------------
                                                                                                 $   10,488,555
---------------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $25,130,611)                                   $   27,349,648
---------------------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE LOAN INTERESTS -- 7.7%**
                                            ENERGY -- 0.2%
                                            Oil & Gas Equipment & Services -- 0.1%
      2,851,575   8.00              B+/NR   Hudson Products Holdings, Inc., Term
                                            Loan, 8/24/15                                        $    2,502,257
---------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 0.0%
        325,588   4.25               B/B3   Venoco, Inc., 2nd Lien Term Loan,
                                            5/7/14                                               $      308,739
---------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.1%
      3,220,000   0.00             NR/Ba2   Pilot Travel Centers, Initial Tranche B Term
                                            Loan, 11/24/15                                       $    3,251,939
                                                                                                 --------------
                                            Total Energy                                         $    6,062,935
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    51

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.8%
                                            Aluminum -- 0.1%
        439,713   2.25              CC/B1   Noranda Aluminum, Inc., Term B Loan,
                                            5/18/14                                              $      423,407
      1,224,839   2.27            BB-/Ba2   Novelis Corp., U.S. Term Loan, 7/6/14                     1,188,751
        415,955   2.25            BB-/Ba2   Novelis, Inc., Canadian Term Loan,
                                            7/6/14                                                      403,699
                                                                                                 --------------
                                                                                                 $    2,015,857
---------------------------------------------------------------------------------------------------------------
                                            Commodity Chemicals -- 0.0%
      1,155,000   2.00            BB+/Ba2   Celanese Holdings LLC, Term Loan,
                                            4/2/14                                               $    1,131,034
---------------------------------------------------------------------------------------------------------------
                                            Diversified Chemical -- 0.2%
        800,000   2.00            BB-/Ba2   Huntsman Corp., New Term B Loan,
                                            4/21/14                                              $      767,500
      1,915,000   7.50               B/B2   Ineos U.S. Finance Corp., Term B2 Facility
                                            Loan, 12/16/13                                            1,882,087
      1,915,000   8.00               B/B2   Ineos U.S. Finance Corp., Term C2 Facility
                                            Loan, 12/16/14                                            1,882,087
                                                                                                 --------------
                                                                                                 $    4,531,674
---------------------------------------------------------------------------------------------------------------
                                            Fertilizers & Agricultural Chemicals -- 0.3%
      6,395,000   0.00               B/B2   CF Industries Holdings, Inc., Bridge
                                            Facility Loan, 11/2/16                               $    6,395,000
---------------------------------------------------------------------------------------------------------------
                                            Paper Packaging -- 0.1%
      1,533,998   3.00             BB/Ba2   Graphic Packaging International, Inc.,
                                            Incremental Term Loan, 5/16/14                       $    1,528,529
---------------------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 0.1%
        795,000   6.00              NR/NR   Chemtura Corp., Term Facility Loan,
                                            3/22/11                                              $      800,963
        997,500   1.98            BB+/Ba1   Nalco Co., Tranche C Term Loan,
                                            5/13/16                                                     994,591
                                                                                                 --------------
                                                                                                 $    1,795,554
                                                                                                 --------------
                                            Total Materials                                      $   17,397,648
---------------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.7%
                                            Aerospace & Defense -- 0.5%
      5,772,647   3.50             B+/Ba3   Aeroflex, Inc., Tranche B1 Term Loan,
                                            8/15/14                                              $    5,445,540
      1,963,216   4.00              NR/NR   DAE Aviation Holdings, Tranche B1 Term
                                            Loan, 7/31/14                                             1,850,331
      2,817,407   3.55              B-/B1   Hunter Defense Technology, Term Loan,
                                            8/22/14                                                   2,613,145
      1,913,799   4.00              NR/NR   Standard Aero, Ltd., Tranche B2 Term
                                            Loan, 7/31/14                                             1,803,755

The accompanying notes are an integral part of these financial statements.

52    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

-----------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------------
                                            Aerospace & Defense -- (continued)
        247,406   5.50             NR/Ba2   Tasc, Inc., Tranche A Term Loan,
                                            12/18/14                                               $      249,056
        470,072   5.75             NR/Ba2   Tasc, Inc., Tranche B Term Loan,
                                            12/18/15                                                      474,185
                                                                                                   --------------
                                                                                                   $   12,436,012
-----------------------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery & Heavy Trucks -- 0.1%
      1,825,000   4.50             BB/Ba2   Bucyrus International, Inc., Tranche C
                                            Term Loan, 12/21/15                                    $    1,846,900
      1,419,363   6.26            BB-/Ba3   Oshkosh Corp., Term B Loan, 12/6/13                         1,426,702
                                                                                                   --------------
                                                                                                   $    3,273,602
-----------------------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.1%
      1,719,150   6.25              NR/NR   SIG Holding AG, European Term Loan,
                                            11/5/15                                                $    2,343,621
                                                                                                   --------------
                                            Total Capital Goods                                    $   18,053,235
-----------------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                            Commercial Printing -- 0.0%
          7,319   4.77              NR/NR   Cenveo Corp., Delayed Draw Term Loan,
                                            6/21/13                                                $        7,344
        219,651   4.77              NR/NR   Cenveo Corp., Term C Facility Loan,
                                            6/21/13                                                       220,405
                                                                                                   --------------
                                                                                                   $      227,749
-----------------------------------------------------------------------------------------------------------------
                                            Diversified Support Services -- 0.0%
        465,620   6.75              NR/NR   Allied Security Holdings, Term Loan,
                                            2/20/15                                                $      471,149
-----------------------------------------------------------------------------------------------------------------
                                            Environmental & Facilities Services -- 0.1%
        528,675   6.00             NR/Ba3   Advanced Disposal Services, Inc., Term B
                                            Loan, 12/23/14                                         $      535,283
        701,993   2.29           BB-/Baa3   Brickman Holdings, Tranche B Term Loan,
                                            1/23/14                                                       673,913
        728,153   2.23               D/B2   Synagro Technologies, Inc., 1st Lien Term
                                            Loan, 4/2/14                                                  649,574
                                                                                                   --------------
                                                                                                   $    1,858,770
                                                                                                   --------------
                                            Total Commercial Services & Supplies                   $    2,557,668
-----------------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.3%
                                            Air Freight & Couriers -- 0.1%
        746,594   3.29             NR/Ba2   Ceva Group Plc, Additional Pre-funded
                                            Term Loan, 11/4/13                                     $      681,267
      1,750,580   3.24             NR/Ba2   Ceva Group Plc, U.S. Term Loan,
                                            11/4/13                                                     1,586,463
                                                                                                   --------------
                                                                                                   $    2,267,730
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    53

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Airlines -- 0.1%
      2,614,327   3.50            BB-/Ba3   Delta Air Lines, Inc., 2nd Lien Term Loan,
                                            4/30/14                                              $    2,401,913
---------------------------------------------------------------------------------------------------------------
                                            Marine -- 0.1%
      1,397,917   3.30              NR/NR   Horizon Lines, Inc., Term Loan, 8/8/12               $    1,266,862
---------------------------------------------------------------------------------------------------------------
                                            Railroads -- 0.0%
        598,919   2.01            BB-/Ba2   Kansas City Southern Railway, Term B
                                            Advance Loan, 4/28/13                                $      587,939
                                                                                                 --------------
                                            Total Transportation                                 $    6,524,444
---------------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.6%
                                            Auto Parts & Equipment -- 0.3%
      2,721,743   3.00             BB-/B2   Allison Transmission, Term Loan, 8/7/14              $    2,595,377
      2,123,421   2.17              NR/NR   Federal Mogul Corp., Tranche B Term
                                            Loan, 12/29/14                                            1,967,482
      1,083,378   2.18              NR/NR   Federal Mogul Corp., Tranche C Term
                                            Loan, 12/28/15                                            1,003,817
      1,750,000   0.00              B+/B3   HHI Holdings LLC, Term Loan, 3/11/15                      1,760,938
                                                                                                 --------------
                                                                                                 $    7,327,614
---------------------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.1%
      3,319,948   3.26            CCC/Ba3   Ford Motor Co., Tranche B1 Term Loan,
                                            12/15/13                                             $    3,214,644
---------------------------------------------------------------------------------------------------------------
                                            Tires & Rubber -- 0.2%
      4,930,000   2.34             BB/Ba1   Goodyear Tire & Rubber Co., 2nd Lien
                                            Term Loan, 4/30/14                                   $    4,695,825
                                                                                                 --------------
                                            Total Automobiles & Components                       $   15,238,083
---------------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.0%
                                            Housewares & Specialties -- 0.0%
        845,860   2.79            BB-/Ba3   Jarden Corp., Term B3 Loan, 1/24/12                  $      847,178
                                                                                                 --------------
                                            Total Consumer Durables & Apparel                    $      847,178
---------------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.3%
                                            Casinos & Gaming -- 0.3%
      1,260,580   2.75              NR/NR   Gateway Casinos & Entertainment,
                                            Delayed Draw Term Loan, 9/30/14                      $    1,216,985
      6,223,716   2.75              NR/NR   Gateway Casinos & Entertainment, Term
                                            Advance Loan, 9/30/14                                     6,008,481
                                                                                                 --------------
                                                                                                 $    7,225,466
---------------------------------------------------------------------------------------------------------------
                                            Leisure Facilities -- 0.0%
        690,000   0.00            BB-/Ba3   Cedar Fair LP, Term B Loan, 2/10/16                  $      690,173
---------------------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services -- 0.0%
        663,316   7.00              NR/NR   Web Service Center, Term Loan, 8/28/14               $      663,316
                                                                                                 --------------
                                            Total Consumer Services                              $    8,578,955
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.6%
                                            Cable & Satellite -- 0.6%
      6,380,033   2.23              B+/B1   Charter Communications, Inc., Term B1
                                            Loan, 3/5/14                                         $    6,173,862
      1,277,250   7.25              B+/NR   Charter Communications, Inc., Term B2
                                            Loan, 3/6/14                                              1,302,101
        430,829   3.75               B/B1   Knology, Inc., Extended Term Loan,
                                            6/30/14                                                     426,521
        808,854   2.48               B/B1   Knology, Inc., Term Loan, 6/30/12                           791,160
      1,144,221   2.75             CCC/B2   WideOpenWest LLC, 1st Lien Term Loan,
                                            6/30/14                                                   1,073,899
      6,190,000   6.76             CCC/B2   WideOpenWest LLC, Series A New Term
                                            Loan, 6/18/14                                             6,232,556
                                                                                                 --------------
                                                                                                 $   16,000,099
                                                                                                 --------------
                                            Total Media                                          $   16,000,099
---------------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.1%
                                            Specialty Stores -- 0.1%
      2,675,000   5.75              NR/NR   Savers, Inc., Term Loan, 2/17/16                     $    2,695,063
                                                                                                 --------------
                                            Total Retailing                                      $    2,695,063
---------------------------------------------------------------------------------------------------------------
                                            FOOD & DRUG RETAILING -- 0.0%
                                            Food Retail -- 0.0%
        678,645   2.98            BB-/Ba3   Pinnacle Foods, Inc., Term Loan,
                                            4/19/14                                              $      658,380
                                                                                                 --------------
                                            Total Food & Drug Retailing                          $      658,380
---------------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.1%
                                            Packaged Foods & Meats -- 0.1%
      2,000,000   7.00           BB-/Caa3   Pierre Foods, Inc., Term Loan, 2/17/16               $    2,009,583
                                                                                                 --------------
                                            Total Food, Beverage & Tobacco                       $    2,009,583
---------------------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                            Household Products -- 0.1%
      1,954,798   8.00              B-/B3   Spectrum Brands, Inc., Dollar Term B
                                            Loan, 3/30/13                                        $    1,956,528
        100,953   8.00              B-/B3   Spectrum Brands, Inc., Letter of Credit
                                            Loan, 3/30/13                                               101,042
      1,226,027   2.25              NR/NR   Yankee Candle Co., Term Loan, 2/6/14                      1,204,265
                                                                                                 --------------
                                                                                                 $    3,261,835
---------------------------------------------------------------------------------------------------------------
                                            Personal Products -- 0.1%
      1,775,000   6.00              NR/NR   Revlon Consumer Products Corp., Term
                                            Loan, 8/15/15                                        $    1,758,914
                                                                                                 --------------
                                            Total Household & Personal Products                  $    5,020,749
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    55

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                            Health Care Facilities -- 0.5%
      3,405,000   6.50              B+/B1   Ardent Health Services LLC, Term Loan,
                                            7/19/15                                              $    3,370,950
        150,454   2.50            BB-/Ba3   CHS/Community Health Systems, Inc.,
                                            Delayed Draw Term Loan, 7/25/14                             146,853
      2,938,058   2.50            BB-/Ba3   CHS/Community Health Systems, Inc.,
                                            Funded Term Loan, 7/25/14                                 2,867,728
      1,200,000   2.25             B+/Ba2   Hanger Orthopedic Group, Inc., Tranche B
                                            Term Loan, 5/26/13                                        1,182,500
      1,441,622   2.54             B+/Ba2   HCA, Inc., Tranche B1 Term Loan,
                                            11/18/13                                                  1,408,825
      1,673,511   2.09             B+/Ba2   Psychiatric Solutions, Inc., Term Loan,
                                            7/2/12                                                    1,660,959
        337,931   2.29             B+/Ba2   Sun Health Care, Inc., Synthetic LC Loan,
                                            4/19/14                                                     321,710
      1,508,651   2.31             B+/Ba2   Sun Health Care, Inc., Term Loan,
                                            4/19/14                                                   1,436,236
                                                                                                 --------------
                                                                                                 $   12,395,761
---------------------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.1%
      1,017,450   6.00             BB/Ba3   RehabCare Group, Inc., Term B Loan,
                                            11/1/15                                              $    1,028,260
        773,063   7.00             CCC/B3   Rural/Metro Operating Co. LLC, Term
                                            Loan, 12/7/14                                               782,726
                                                                                                 --------------
                                                                                                 $    1,810,986
---------------------------------------------------------------------------------------------------------------
                                            Health Care Supplies -- 0.2%
      1,464,386   3.54             BB-/B1   Bausch & Lomb, Inc., Parent Term Loan,
                                            4/24/15                                              $    1,433,850
        355,145   3.54             BB-/B1   Bausch & Lomb, Inc., Delayed Draw Term
                                            Loan, 4/24/15                                               347,739
      2,766,028   3.28             BB/Ba2   Biomet, Inc., Dollar Term Loan, 3/25/15                   2,728,563
        800,000   4.50             BB/Ba2   IM US Holdings, Term Loan, 6/26/15                          787,500
                                                                                                 --------------
                                                                                                 $    5,297,652
---------------------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.0%
        950,000   5.25              NR/NR   IMS Health, Inc., Tranche B Dollar Term
                                            Loan, 11/9/16                                        $      957,917
                                                                                                 --------------
                                            Total Health Care Equipment & Services               $   20,462,316
---------------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                            Biotechnology -- 0.3%
      2,525,085   5.50              NR/B1   Warner Chilcott Corp., Term A Loan,
                                            10/30/14                                             $    2,533,045
      1,162,186   5.75              NR/B1   Warner Chilcott Corp., Term B1 Loan,
                                            4/30/15                                                   1,166,806
      1,935,251   5.75              NR/B1   Warner Chilcott Corp., Term B2 Loan,
                                            4/30/15                                                   1,942,943

The accompanying notes are an integral part of these financial statements.

56    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Biotechnology -- (continued)
      1,720,688   5.75              NR/B1   Warner Chilcott Corp., Term B3 Loan,
                                            4/30/15                                              $    1,727,234
                                                                                                 --------------
                                                                                                 $    7,370,028
                                                                                                 --------------
                                            Total Pharmaceuticals & Biotechnology                $    7,370,028
---------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.1%
                                            Consumer Finance -- 0.0%
         29,621   7.00              BB/B1   Dollar Financial Corp., Canadian Term
                                            Loan, 12/31/14                                       $       28,782
         21,780   7.00              BB/B1   Dollar Financial Corp., Delayed Draw Term
                                            Loan, 12/31/14                                               21,163
                                                                                                 --------------
                                                                                                 $       49,945
---------------------------------------------------------------------------------------------------------------
                                            Diversified Financial Services -- 0.0%
      1,293,330   3.24              B-/B1   Ceva Group Plc, EGL Term Loan, 11/4/13               $    1,162,380
---------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.1%
      2,368,921   3.29              B+/NR   Ace Cash Express, Term Loan, 10/5/13                 $    2,090,572
                                                                                                 --------------
                                            Total Diversified Financials                         $    3,302,897
---------------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.7%
                                            Insurance Brokers -- 0.6%
      4,387,500   3.29              NR/NR   Alliant Holdings I, Inc., Term Loan,
                                            8/21/14                                              $    4,184,578
      4,139,200   6.75               B/NR   HUB International Holdings, Inc.,
                                            Additional Term Loan, 6/13/14                             4,123,678
        153,766   2.79               B/NR   HUB International Holdings, Inc., Delayed
                                            Draw Term Loan, 6/13/14                                     143,771
        684,081   2.79               B/NR   HUB International Holdings, Inc., Initial
                                            Term Loan, 6/13/14                                          639,616
      2,982,463   7.00               B/B2   USI Holdings Corp., Series C New Term
                                            Loan, 5/5/14                                              2,910,884
      2,418,782   3.05               B/B2   USI Holdings Corp., Tranche B Term Loan,
                                            5/5/14                                                    2,225,279
                                                                                                 --------------
                                                                                                 $   14,227,806
---------------------------------------------------------------------------------------------------------------
                                            Multi-Line Insurance -- 0.1%
      1,364,559   2.77              B-/NR   AmWINS Group, Inc., Initial Term Loan,
                                            6/8/13                                               $    1,267,334
                                                                                                 --------------
                                            Total Insurance                                      $   15,495,140
---------------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.3%
                                            Application Software -- 0.0%
        748,077   2.25              B/Ba3   Nuance Communications, Inc.,
                                            Incremental Term Loan, 3/29/13                       $      738,020
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    57

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            IT Consulting & Other Services -- 0.2%
      1,670,000    2.81             NR/NR   Activant Solutions, Inc., Term Loan,
                                            5/2/13                                               $    1,590,675
      2,213,680    2.51             BB/B1   Keane International, Inc., Closing Date
                                            Loan, 6/4/13                                              2,083,626
        172,714    2.68             BB/B1   Keane International, Inc., Synthetic LC
                                            Loan, 6/4/13                                                162,567
                                                                                                 --------------
                                                                                                 $    3,836,868
---------------------------------------------------------------------------------------------------------------
                                            Systems Software -- 0.1%
      1,728,125    8.50           CCC+/B1   Allen Systems Group, Inc., 1st Lien Term
                                            Loan, 10/19/13                                       $    1,744,866
                                                                                                 --------------
                                            Total Software & Services                            $    6,319,754
---------------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                            Communications Equipment -- 0.0%
        779,003    2.75           BB-/Ba2   Commscope, Inc., Term B Loan,
                                            12/26/14                                             $      772,743
---------------------------------------------------------------------------------------------------------------
                                            Electronic Components -- 0.4%
      1,478,689    2.50            NR/Ba1   Flextronics Semiconductors, A1A Delayed
                                            Draw Term Loan, 10/1/14                              $    1,416,901
        751,923    2.50            NR/Ba1   Flextronics Semiconductors, A3 Delayed
                                            Draw Term Loan, 10/1/14                                     720,436
        644,505    2.48            NR/Ba1   Flextronics Semiconductors, A2 Delayed
                                            Draw Term Loan, 10/1/14                                     616,308
      5,295,455    2.49            NR/Ba1   Flextronics Semiconductors, Closing Date
                                            Loan, 10/1/14                                             5,074,179
                                                                                                 --------------
                                                                                                 $    7,827,824
---------------------------------------------------------------------------------------------------------------
                                            Electronic Equipment & Instruments -- 0.3%
      2,655,773    3.44             NR/NR   Huawei-3Com Co., Ltd., Tranche B Term
                                            Loan, 9/28/12                                        $    2,576,099
      1,385,158    7.25           BB+/Ba3   L-1 Identity Solutions Operating Co.,
                                            Tranche B2 Term Loan, 8/5/13                              1,388,621
      3,627,767    4.50             NR/NR   Scitor Corp., Term Loan, 9/26/14                          3,591,489
                                                                                                 --------------
                                                                                                 $    7,556,209
                                                                                                 --------------
                                            Total Technology Hardware &
                                            Equipment                                            $   16,156,776
---------------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.1%
                                            Semiconductor Equipment -- 0.1%
      1,475,086    4.48             B-/NR   Freescale Semiconductor, Inc., Extended
                                            Maturity Term Loan, 12/1/16                          $    1,390,039
      1,306,508   12.50             B-/NR   Freescale Semiconductor, Inc., New Term
                                            Loan, 12/15/14                                            1,348,969
                                                                                                 --------------
                                                                                                 $    2,739,008
                                                                                                 --------------
                                            Total Semiconductors                                 $    2,739,008
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.2%
                                            Integrated Telecommunications Services -- 0.2%
      5,369,046   3.25              NR/NR   Telesat Canada, Inc., U.S. Term I Loan,
                                            10/31/14                                             $    5,307,788
        461,171   3.25              NR/NR   Telesat Canada, Inc., U.S. Term II Loan,
                                            10/31/14                                                    455,909
                                                                                                 --------------
                                                                                                 $    5,763,697
                                                                                                 --------------
                                            Total Telecommunication Services                     $    5,763,697
---------------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.5%
                                            Electric Utilities -- 0.3%
      1,711,400   3.73           BBB-/Ba1   Texas Competitive Electric Holdings,
                                            Delayed Draw Term Loan, 10/10/14                     $    1,378,272
      6,873,312   3.73           BBB-/Ba1   Texas Competitive Electric Holdings, Initial
                                            Tranche B2 Term Loan, 10/10/14                            5,661,413
                                                                                                 --------------
                                                                                                 $    7,039,685
---------------------------------------------------------------------------------------------------------------
                                            Independent Power Producer & Energy Traders -- 0.2%
      5,576,710   3.14              B+/B2   Calpine Corp., 1st Priority Term Loan,
                                            3/29/14                                              $    5,414,815
        314,372   2.00           BB+/Baa3   NRG Energy, Inc., Term Loan, 2/1/13                         308,261
        208,172   0.19           BB+/Baa3   NRG Energy, Inc., Credit Linked Term
                                            Loan, 2/1/13                                                204,125
                                                                                                 --------------
                                                                                                 $    5,927,201
                                                                                                 --------------
                                            Total Utilities                                      $   12,966,886
---------------------------------------------------------------------------------------------------------------
                                            TOTAL SENIOR FLOATING RATE LOAN
                                            INTERESTS
                                            (Cost $192,768,489)                                  $  192,220,522
---------------------------------------------------------------------------------------------------------------
                                            RIGHTS/WARRANTS -- 0.0%
                                            MATERIALS -- 0.0%
                                            Specialty Chemicals -- 0.0%
         24,683                             Arco Chemical Rights, Expires 4/15/10*               $           --
                                                                                                 --------------
                                            Total Materials                                      $           --
---------------------------------------------------------------------------------------------------------------
                                            TOTAL RIGHTS/WARRANTS
                                            (Cost $0)                                            $           --
---------------------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH INVESTMENTS -- 5.0%
                                            Repurchase Agreement -- 2.0%
     38,055,000                             JPMorgan, 0.02%, dated 3/31/10,
                                            repurchase price of $38,055,000 plus
                                            accrued interest on 4/1/10 collateralized
                                            by $38,816,101 Freddie Mac Giant,
                                            4.5 - 9.0%, 5/1/11 - 7/1/48                          $   38,055,000

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    59

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Repurchase Agreement -- (continued)
     12,685,000                             SG Americas Securities LLC, 0.02%,
                                            dated 3/31/10, repurchase price of
                                            $12,685,000 plus accrued interest on
                                            4/1/10 collateralized by the following:
                                            $10,655,605 Federal National Mortgage
                                            Association, 4.5 - 6.0%, 2/1/18 - 8/1/39
                                            $2,283,095 Freddie Mac Giant,
                                            6.0 - 6.5%, 11/1/33 - 5/1/38                         $   12,685,000
                                                                                                 --------------
                                                                                                 $   50,740,000
---------------------------------------------------------------------------------------------------------------
                                            SECURITIES LENDING COLLATERAL -- 3.0% (c)
                                            Certificates of Deposit:
      2,027,860                             DnB NOR Bank ASA NY, 0.19%, 5/19/10                  $    2,027,860
      2,027,914                             Rabobank Nederland NY, 0.19%, 7/6/10                      2,027,914
      2,027,860                             Royal Bank of Canada, 0.23%, 1/21/11                      2,027,860
      1,833,186                             Bank of Nova Scotia, 0.2%, 6/1/10                         1,833,186
      2,027,886                             BBVA NY, 0.265%, 6/1/10                                   2,027,886
        616,967                             BNP Paribas, 0.70%, 6/4/10                                  616,967
      2,230,646                             CBA Financial, 0.27%, 1/3/11                              2,230,646
                                                                                                 --------------
                                                                                                 $   12,792,319
---------------------------------------------------------------------------------------------------------------
                                            Commercial Paper:
        268,336                             Caterpillar Financial Services, 0.34%,
                                            8/20/10                                              $      268,336
        892,236                             JDCLLP, 0.15%, 4/7/10                                       892,236
        851,673                             JDCLLP, 0.15%, 4/9/10                                       851,673
      1,419,502                             BCSFUN, 0.07%, 4/1/10                                     1,419,502
      1,490,372                             CATFIN, 0.17%, 4/16/10                                    1,490,372
      1,013,553                             CBAPP, 0.20%, 6/7/10                                      1,013,553
      1,622,036                             HNDAF, 0.17%, 5/4/10                                      1,622,036
        435,949                             HNDAF, 0.16%, 4/22/10                                       435,949
        202,747                             INDFG, 0.21%, 5/4/10                                        202,747
      2,433,000                             INDFG, 0.20%, 5/3/10                                      2,433,000
      1,581,533                             PARFIN, 0.25%, 4/19/10                                    1,581,533
      2,027,072                             WSTPAC, 0.25%, 5/27/10                                    2,027,072
      2,027,806                             Char FD, 0.16%, 4/7/10                                    2,027,806
        810,934                             Ciesco, 0.19%, 5/20/10                                      810,934
      2,027,357                             FASCO, 0.19%, 5/18/10                                     2,027,357
        831,013                             Kithaw, 0.16%, 5/5/10                                       831,013
      1,216,358                             Kithaw, 0.20%, 5/24/10                                    1,216,358
        810,982                             Old LLC, 0.18%, 5/11/10                                     810,982
        811,014                             Ranger, 0.18%, 5/3/10                                       811,014
        608,246                             SRCPP, 0.19%, 5/6/10                                        608,246
      1,549,249                             SRCPP, 0.17%, 4/6/11                                      1,549,249
        374,181                             STRAIT, 0.18%, 4/1/10                                       374,181
        394,064                             STRAIT, 0.18%, 5/7/10                                       394,064

The accompanying notes are an integral part of these financial statements.

60    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                            Value
---------------------------------------------------------------------------------------------------------------
                                            Commercial Paper -- (continued)
        894,221                             STRAIT, 0.17%, 4/26/10                               $      894,221
        810,865                             STRAIT, 0.20%, 6/2/10                                       810,865
      1,013,722                             TB LLC, 0.19%, 5/10/10                                    1,013,722
      1,013,483                             TB LLC, 0.23%, 6/9/10                                     1,013,483
      2,027,860                             Toyota Motor Credit Corp., 0.23%,
                                            1/10/11                                                   2,027,860
        573,379                             Wal Mart Stores, Inc., 0.22%, 7/1/10                        573,379
      2,310,322                             Bank of America, 0.85%, 5/12/10                           2,310,322
      1,013,781                             GE, 0.30%, 1/26/11                                        1,013,781
        608,686                             GE Capital Corp., 0.43%, 8/20/10                            608,686
        219,516                             GE Capital Corp., 0.35%, 10/21/10                           219,516
        221,008                             GE Capital Corp., 0.31%, 10/6/10                            221,008
        226,152                             John Deere Capital Corp., 0.33%,
                                            7/16/10                                                     226,152
      1,716,245                             JPMorgan Chase & Co., 0.57%, 9/24/10                      1,716,245
      1,836,561                             CME, Inc., 0.90%, 8/6/10                                  1,836,561
      2,299,326                             Santander, 0.30%, 7/23/10                                 2,299,326
        434,749                             US Bancorp, 0.65%, 5/6/10                                   434,749
        202,949                             US Bancorp, 0.66%, 6/4/10                                   202,949
        310,714                             US Bancorp, 0.30%, 5/28/10                                  310,714
      1,440,132                             WFC, 0.70%, 1/24/11                                       1,440,132
        810,927                             WFC, 0.33%, 12/2/10                                         810,927
                                                                                                 --------------
                                                                                                 $   45,683,811
---------------------------------------------------------------------------------------------------------------
                                            Tri-party Repurchase Agreements:
      2,960,676                             Deutsche Bank, 0.02%, 4/1/10                         $    2,960,676
      6,083,581                             RBS Securities, Inc., 0.01%, 4/1/10                       6,083,581
                                                                                                 --------------
                                                                                                 $    9,044,257
---------------------------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------------------------
                                            Time Deposits:
      3,146,428                             Societe Generale, 0.12%, 4/1/10                      $    3,146,428
---------------------------------------------------------------------------------------------------------------
                                            Money Market Mutual Fund:
      3,244,577                             Dreyfus Preferred Money Market Fund                  $    3,244,577
                                                                                                 --------------
                                            Total Securities Lending Collateral                  $   73,911,392
---------------------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $124,651,392)                                  $  124,651,392
---------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 101.4%
                                            (Cost $2,422,459,702)(a)                             $2,533,763,139
---------------------------------------------------------------------------------------------------------------
                                            OTHER ASSETS
                                            AND LIABILITIES -- (1.4)%                            $  (34,002,302)
---------------------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                           $2,499,760,837
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    61

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

PIK    Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2010, the value of these securities amounted to $351,435,267 or 14.1% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $2,423,826,900 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $161,912,653
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (51,976,414)
                                                                                   ------------
       Net unrealized gain                                                         $109,936,239
                                                                                   ============

(b)    At March 31, 2010, the following securities were out on loan:

Principal
Amount ($)    Security                                               Value
 2,722,000    Allison Transmission, 11.0%, 11/1/15 (144A)            $ 2,898,930
 1,700,000    Baldor Electric, 8.625%, 2/15/17                         1,797,750
 2,500,000    Bumi Capital Pte, Ltd., 12.0%, 11/10/16                  2,731,250
 3,725,000    C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49      2,645,123
 5,841,000    Cricket Communications, Inc., 9.375%, 11/1/14            5,943,218
   195,000    Delta Airlines, Inc., 7.779%, 1/2/12                       189,150
 2,294,000    Digicel, Ltd., 8.25%, 9/1/17 (144A)                      2,271,060
 3,340,000    First Data Corp., 9.875%, 9/24/15                        2,880,750
 5,075,000    GATX Financial Corp., 6.0%, 2/15/18                      5,058,760
   500,000    Graham Packaging Co., 8.25%, 1/1/17                        503,750
   220,000    Graphic Packaging Co., 9.5%, 8/15/13                       225,500
 1,307,000    Grupo Telivisa SA, 6.0%, 5/15/18 (144A)                  1,350,654
   261,000    HCA, Inc., 9.625%, 11/15/16                                279,609
 1,000,000    Hyundai Capital Services, Inc., 6.0%, 5/5/15             1,049,400
   958,000    Independencia International, 12.0%, 12/30/16 (144A)        498,160
 1,000,000    Kabel Deutschland GMBH, 10.625%, 7/1/14                  1,048,800
 2,925,000    Mylan Labs, Inc., 1.25%, 3/15/12                         3,246,750

The accompanying notes are an integral part of these financial statements.

62    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

--------------------------------------------------------------------------------
Principal
Amount ($)    Security                                               Value
--------------------------------------------------------------------------------
   605,000    News America, Inc., 5.65%, 8/15/20                     $   637,428
   210,000    Nova Chemicals Corp., 8.375%, 11/1/16 (144A)               215,775
 1,188,000    Oshkosh Corp., 8.5%, 3/1/20                              1,229,580
 2,115,000    PAETEC Holdings Corp., 9.5%, 7/15/15                     2,141,438
   290,000    Park-Ohio Industries, Inc., 8.375%, 11/15/14               255,925
 1,218,000    POSCO SA, 8.75%, 3/26/14                                 1,446,253
   245,000    Quicksilver Resources, Inc., 7.125%, 4/1/16                232,750
 1,916,000    Sally Holdings, 9.25%, 11/15/14 (144A)                   2,030,960
 2,000,000    SandRidge Energy, Inc., Floating Rate Note, 4/1/14       1,833,000
 1,000,000    Star Energy Geotherm, 11.5%, 2/12/15                     1,057,500
 1,795,000    Sungard Data Systems, Inc., 10.25%, 8/15/15              1,885,289
   836,000    TD Ameritrade Holding Corp., 5.6%, 12/1/19                 844,611
 3,862,000    Tenneco Automotive, Inc., 8.625%, 11/15/14               3,919,930
   133,000    The Manitowoc Co., Inc., 9.5%, 2/15/18                     138,653
 3,766,000    TXU Energy Co., 10.25%, 11/1/15                          2,617,370
10,000,000    U.S. Treasury Notes, 4.5%, 5/15/38                       9,702,000
 5,722,929    Univision Communications, 9.75%, 3/15/15 (144A) PIK      4,936,026
   595,000    Weatherford International, Ltd., 9.625%, 3/1/19            752,913
   260,000    Yankee Acquisition Corp., 9.75%, 2/15/17                   268,450

Shares
    10,500    Delta Air Lines, Inc. *                                    153,195
       800    Georgia Gulf Corp. *                                        14,792
     1,000    Legg Mason, Inc.                                            28,700
--------------------------------------------------------------------------------
              Total                                                  $70,961,150
================================================================================

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

AUD    Australian Dollar
BRL    Brazilian Real
CAD    Canadian Dollar
DKK    Danish Kroner
EURO   Euro
ITL    Italian Lira
NOK    Norwegian Krone
SEK    Swedish Krone

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    63

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2010 were as follows:

--------------------------------------------------------------------------------
                                                      Purchases       Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                           $194,819,866    $331,218,845
Other Long-Term Securities                          $830,660,837    $256,877,024

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 -- quoted prices in active markets for identical securities
     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                       Level 1        Level 2           Level 3    Total
-------------------------------------------------------------------------------------------------
Convertible Corporate Bonds            $        --    $   91,851,577       $ --    $   91,851,577
Preferred Stocks                        11,717,481         6,924,040         --        18,641,521
Common Stocks                           16,057,954           493,889         --        16,551,843
Asset Backed Securities                         --       107,637,538         --       107,637,538
Collateralized Mortgage Obligations             --       203,768,625         --       203,768,625
Corporate Bonds                                 --     1,314,732,857         --     1,314,732,857
U.S. Government Agency Obligations              --       297,445,377         --       297,445,377
Foreign Government Bonds                        --       138,912,239         --       138,912,239
Municipal Bonds                                 --        27,349,648         --        27,349,648
Senior Floating Rate Loan Interests             --       192,220,522         --       192,220,522
Rights/Warrants                                 --                --         --                --
Temporary Cash Investments                      --       121,406,815         --       121,406,815
Money Market Mutual Funds                3,244,577                --         --         3,244,577
-------------------------------------------------------------------------------------------------
Total                                  $31,020,012    $2,502,743,127       $ --    $2,533,763,139
=================================================================================================
Other Financial Instruments*           $        --    $      787,918       $ --    $      787,918

*    Other financial instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

64    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                     Common
                                                                     Stocks
--------------------------------------------------------------------------------
 Balance as of 9/30/09                                               $3,269,559
 Realized gain (loss)1                                                       --
 Change in unrealized appreciation (depreciation)2                      851,676
 Net purchases (sales)                                                       --
 Transfers in and out of Level 3                                     (4,121,235)
--------------------------------------------------------------------------------
 Balance as of 3/31/10                                               $       --
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    65

Statement of Assets and Liabilities | 3/31/10 (unaudited)

ASSETS:
  Investment in securities, at value (including securities loaned of
   $70,961,150) (cost $2,422,459,702)                                      $2,533,763,139
  Cash                                                                         12,821,244
  Foreign currencies, at value (cost $13,332,402)                              13,070,372
  Receivables --
   Investment securities sold                                                      47,390
   Paydowns                                                                            11
   Fund shares sold                                                            20,113,597
   Dividends, interest and foreign taxes withheld                              36,360,774
   Forward foreign currency portfolio hedge contracts, open-net                   787,918
  Other                                                                           129,021
-----------------------------------------------------------------------------------------
     Total assets                                                          $2,617,093,466
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $   36,118,433
   Fund shares repurchased                                                      3,774,035
   Dividends                                                                    3,050,024
   Upon return of securities loaned                                            73,911,392
  Due to affiliates                                                               369,578
  Accrued expenses                                                                109,167
-----------------------------------------------------------------------------------------
     Total liabilities                                                     $  117,332,629
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $2,385,795,442
  Distributions in excess of net investment income                             (5,633,694)
  Accumulated net realized gain on investments and foreign currency
   transactions                                                                 7,894,220
  Net unrealized gain on investments                                          111,303,437
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                       401,432
-----------------------------------------------------------------------------------------
     Total net assets                                                      $2,499,760,837
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,125,002,394/105,874,285 shares)                     $        10.63
  Class B (based on $106,312,248/10,154,468 shares)                        $        10.47
  Class C (based on $732,883,067/70,474,159 shares)                        $        10.40
  Class R (based on $132,520,503/12,278,152 shares)                        $        10.79
  Class Y (based on $377,641,386/35,495,539 shares)                        $        10.64
  Class Z (based on $25,401,239/2,392,546 shares)                          $        10.62
MAXIMUM OFFERING PRICE:
  Class A ($10.63 [divided by] 95.5%)                                      $        11.13
=========================================================================================

The accompanying notes are an integral part of these financial statements.

66    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

Statement of Operations (unaudited)

For the Six Months Ended 3/31/10

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $31,907)                     $74,350,925
  Dividends                                                                   426,797
  Income from securities loaned, net                                           64,256
-------------------------------------------------------------------------------------------------------
     Total investment income                                                               $ 74,841,978
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $ 6,357,184
  Transfer agent fees and expenses
   Class A                                                                    495,204
   Class B                                                                     82,982
   Class C                                                                    230,525
   Class R                                                                      6,194
   Class Y                                                                     12,622
   Class Z                                                                     13,691
  Distribution fees
   Class A                                                                  1,279,721
   Class B                                                                    537,931
   Class C                                                                  3,287,042
   Class R                                                                    303,026
  Shareholder communications expense                                        1,085,292
  Administrative reimbursements                                               337,318
  Custodian fees                                                               48,328
  Registration fees                                                            95,027
  Professional fees                                                            80,326
  Printing expense                                                             82,871
  Fees and expenses of nonaffiliated trustees                                  29,667
  Miscellaneous                                                               158,536
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 14,523,487
-------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 60,318,491
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                            $17,110,756
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        392,217      $ 17,502,973
-------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                            $65,696,861
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                      1,248,200      $ 66,945,061
-------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                $ 84,448,034
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $144,766,525
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    67

Statements of Changes in Net Assets

For the Six Months Ended 3/31/10 and the Year Ended 9/30/09, respectively

----------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 3/31/10              Year Ended
                                                                 (unaudited)          9/30/09
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $   60,318,491       $   92,741,939
Net realized gain (loss) on investments and foreign currency
  transactions                                                       17,502,973           (7,585,380)
Change in net unrealized gain on investments and foreign
  currency transactions                                              66,945,061          151,796,807
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations          $  144,766,525       $  236,953,366
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.28 and $0.77 per share, respectively)             $  (27,160,536)      $  (57,706,462)
   Class B ($0.23 and $0.69 per share, respectively)                 (2,440,908)          (7,356,676)
   Class C ($0.24 and $0.69 per share, respectively)                (15,171,113)         (31,222,463)
   Class R ($0.27 and $0.76 per share, respectively)                 (3,063,836)          (7,729,085)
   Class Y ($0.30 and $0.81 per share, respectively)                 (8,285,054)          (8,618,870)
   Class Z ($0.29 and $0.80 per share, respectively)                   (593,354)            (433,771)
Net realized gain:
   Class A ($0.00 and $0.12 per share, respectively)                         --           (8,334,750)
   Class B ($0.00 and $0.12 per share, respectively)                         --           (1,241,171)
   Class C ($0.00 and $0.12 per share, respectively)                         --           (4,843,877)
   Class R ($0.00 and $0.12 per share, respectively)                         --           (1,160,061)
   Class Y ($0.00 and $0.12 per share, respectively)                         --             (974,153)
   Class Z ($0.00 and $0.12 per share, respectively)                         --              (36,052)
----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                          $  (56,714,801)      $ (129,657,391)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $  709,512,920       $  898,627,782
Reinvestment of distributions                                        39,613,100           87,820,903
Cost of shares repurchased                                         (298,488,492)        (542,464,669)
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                     $  450,637,528       $  443,984,016
----------------------------------------------------------------------------------------------------
   Net increase in net assets                                    $  538,689,252       $  551,279,991
NET ASSETS:
Beginning of period                                               1,961,071,585        1,409,791,594
----------------------------------------------------------------------------------------------------
End of period                                                    $2,499,760,837       $1,961,071,585
----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                 $   (5,633,694)      $   (9,237,384)
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

-----------------------------------------------------------------------------------------------
                                 '10 Shares      '10 Amount       '09 Shares      '09 Amount
                                 (unaudited)     (unaudited)
-----------------------------------------------------------------------------------------------
Class A
Shares sold                       31,257,880     $325,428,236      46,372,087     $425,499,347
Reinvestment of distributions      2,126,986       22,206,223       5,835,266       51,798,240
Less shares repurchased          (16,522,471)    (172,383,805)    (37,666,641)    (342,716,409)
-----------------------------------------------------------------------------------------------
   Net increase                   16,862,395     $175,250,654      14,540,712     $134,581,178
===============================================================================================
Class B
Shares sold                          927,263     $  9,462,833       2,756,786     $ 24,380,556
Reinvestment of distributions        144,236        1,482,207         493,070        4,279,719
Less shares repurchased           (1,563,291)     (16,040,054)     (3,588,049)     (31,811,241)
-----------------------------------------------------------------------------------------------
   Net decrease                     (491,792)    $ (5,095,014)       (338,193)    $ (3,150,966)
===============================================================================================
Class C
Shares sold                       16,145,658     $164,529,484      26,279,170     $236,197,942
Reinvestment of distributions        803,756        8,214,272       2,073,230       18,031,616
Less shares repurchased           (5,329,392)     (54,397,446)    (11,427,689)    (100,270,077)
-----------------------------------------------------------------------------------------------
   Net increase                   11,620,022     $118,346,310      16,924,711     $153,959,481
===============================================================================================
Class R
Shares sold                        2,851,223     $ 30,194,102       3,830,106     $ 35,385,182
Reinvestment of distributions        264,194        2,801,254         902,102        8,112,774
Less shares repurchased           (1,915,159)     (20,201,671)     (3,878,398)     (35,869,998)
-----------------------------------------------------------------------------------------------
   Net increase                    1,200,258     $ 12,793,685         853,810     $  7,627,958
===============================================================================================
Class Y
Shares sold                       16,109,689     $168,199,941      17,600,532     $166,759,062
Reinvestment of distributions        441,451        4,618,758         586,916        5,295,353
Less shares repurchased           (3,243,772)     (33,874,249)     (3,356,461)     (31,062,843)
-----------------------------------------------------------------------------------------------
   Net increase                   13,307,368     $138,944,450      14,830,987     $140,991,572
===============================================================================================
Class Z
Shares sold                        1,128,559     $ 11,698,324       1,110,321     $ 10,405,693
Reinvestment of distributions         27,823          290,386          33,137          303,201
Less shares repurchased             (152,881)      (1,591,267)        (78,629)        (734,101)
-----------------------------------------------------------------------------------------------
   Net increase                    1,003,501     $ 10,397,443       1,064,829     $  9,974,793
===============================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    69

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended          Year       Year        Year       Year       Year
                                                            3/31/10        Ended      Ended       Ended      Ended      Ended
                                                            (unaudited)    9/30/09    9/30/08     9/30/07    9/30/06    9/30/05
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $    10.22     $   9.76   $  10.46    $  10.33   $  10.58   $  10.56
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $     0.30     $   0.64   $   0.58    $   0.50   $   0.52   $   0.55
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                   0.39         0.71      (0.64)       0.14      (0.08)      0.19
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $     0.69     $   1.35   $  (0.06)   $   0.64   $   0.44   $   0.74
Distributions to shareowners:
 Net investment income                                           (0.28)       (0.77)     (0.62)      (0.51)     (0.57)     (0.62)
 Net realized gain                                                  --        (0.12)     (0.02)         --      (0.12)     (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $     0.41     $   0.46   $  (0.70)   $   0.13   $  (0.25)  $   0.02
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $    10.63     $  10.22   $   9.76    $  10.46   $  10.33   $  10.58
=================================================================================================================================
Total return*                                                     6.79%       15.69%     (0.74)%      6.36%      4.43%      7.18%
Ratio of net expenses to average net assets+                      1.11%**      1.17%      1.14%       1.07%      1.11%      1.10%
Ratio of net investment income to average net assets+             5.63%**      6.81%      5.65%       4.85%      5.05%      5.16%
Portfolio turnover rate                                             55%**        32%        47%         58%        46%        48%
Net assets, end of period (in thousands)                    $1,125,003     $909,343   $726,719    $626,416   $536,483   $442,062
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                     1.11%**      1.17%      1.14%       1.07%      1.11%      1.11%
 Net investment income                                            5.63%**      6.81%      5.65%       4.85%      5.05%      5.15%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid
 indirectly:
 Net expenses                                                     1.11%**      1.17%      1.14%       1.06%      1.11%      1.10%
 Net investment income                                            5.63%**      6.81%      5.65%       4.86%      5.05%      5.16%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

70  Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended          Year       Year        Year       Year       Year
                                                            3/31/10        Ended      Ended       Ended      Ended      Ended
                                                            (unaudited)    9/30/09    9/30/08     9/30/07    9/30/06    9/30/05
---------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                        $  10.06       $   9.62   $  10.30    $  10.18   $  10.43   $  10.41
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.25       $   0.54   $   0.50    $   0.41   $   0.44   $   0.47
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             0.39           0.71      (0.63)       0.13      (0.08)      0.19
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $   0.64       $   1.25   $  (0.13)   $   0.54   $   0.36   $   0.66
Distributions to shareowners:
 Net investment income                                         (0.23)         (0.69)     (0.53)      (0.42)     (0.49)     (0.54)
 Net realized gain                                                --          (0.12)     (0.02)         --      (0.12)     (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.41       $   0.44   $  (0.68)   $   0.12   $  (0.25)  $   0.02
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  10.47       $  10.06   $   9.62    $  10.30   $  10.18   $  10.43
=================================================================================================================================
Total return*                                                   6.45%         14.71%     (1.43)%      5.42%      3.64%      6.36%
Ratio of net expenses to average net assets+                    1.86%**        1.94%      1.88%       1.89%      1.88%      1.87%
Ratio of net investment income to average net assets+           4.87%**        6.09%      4.88%       4.02%      4.31%      4.42%
Portfolio turnover rate                                           55%**          32%        47%         58%        46%        48%
Net assets, end of period (in thousands)                    $106,312       $107,129   $105,616    $116,432   $131,814   $136,508
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                   1.86%**        1.94%      1.88%       1.89%      1.88%      1.89%
 Net investment income                                          4.87%**        6.09%      4.88%       4.02%      4.31%      4.40%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                   1.86%**        1.94%      1.88%       1.88%      1.88%      1.87%
 Net investment income                                          4.87%**        6.09%      4.88%       4.03%      4.31%      4.42%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/10  71

---------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended          Year       Year        Year       Year       Year
                                                            3/31/10        Ended      Ended       Ended      Ended      Ended
                                                            (unaudited)    9/30/09    9/30/08     9/30/07    9/30/06    9/30/05
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $  10.00       $   9.56   $  10.25    $  10.12   $  10.38   $  10.36
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.26       $   0.57   $   0.50    $   0.42   $   0.44   $   0.47
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             0.38           0.68      (0.64)       0.14      (0.09)      0.19
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $   0.64       $   1.25   $  (0.14)   $   0.56   $   0.35   $   0.66
Distributions to shareowners:
 Net investment income                                         (0.24)         (0.69)     (0.53)      (0.43)     (0.49)     (0.54)
 Net realized gain                                                --          (0.12)     (0.02)         --      (0.12)     (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.40       $   0.44   $  (0.69)   $   0.13   $  (0.26)  $   0.02
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  10.40       $  10.00   $   9.56    $  10.25   $  10.12   $  10.38
=================================================================================================================================
Total return*                                                   6.42%         14.86%     (1.50)%      5.61%      3.61%      6.44%
Ratio of net expenses to average net assets+                    1.80%**        1.85%      1.83%       1.82%      1.81%      1.81%
Ratio of net investment income to average net assets+           4.94%**        6.12%      4.94%       4.09%      4.37%      4.45%
Portfolio turnover rate                                           55%**          32%        47%         58%        46%        48%
Net assets, end of period (in thousands)                    $732,883       $588,455   $400,974    $404,758   $414,070   $385,436
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                   1.80%**        1.85%      1.83%       1.82%      1.81%      1.83%
 Net investment income                                          4.94%**        6.12%      4.94%       4.09%      4.37%      4.43%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                   1.80%**        1.85%      1.83%       1.81%      1.81%      1.81%
 Net investment income                                          4.94%**        6.12%      4.94%       4.10%      4.37%      4.45%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

72  Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

---------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended          Year       Year        Year       Year       Year
                                                            3/31/10        Ended      Ended       Ended      Ended      Ended
                                                            (unaudited)    9/30/09    9/30/08     9/30/07    9/30/06    9/30/05
Class R
Net asset value, beginning of period                        $  10.38       $   9.91   $  10.62    $  10.50   $  10.76   $  10.74
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.28       $   0.62   $   0.57    $   0.49   $   0.52   $   0.54
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             0.40           0.73      (0.65)       0.14      (0.09)      0.20
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $   0.68       $   1.35   $  (0.08)   $   0.63   $   0.43   $   0.74
Distributions to shareowners:
 Net investment income                                         (0.27)         (0.76)     (0.61)      (0.51)     (0.57)     (0.62)
 Net realized gain                                                --          (0.12)     (0.02)         --      (0.12)     (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.41       $   0.47   $  (0.71)   $   0.12   $  (0.26)  $   0.02
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  10.79       $  10.38   $   9.91    $  10.62   $  10.50   $  10.76
=================================================================================================================================
Total return*                                                   6.59%         15.45%     (0.92)%      6.08%      4.20%      7.00%
Ratio of net expenses to average net assets+                    1.42%**        1.44%      1.34%       1.28%      1.27%      1.28%
Ratio of net investment income to average net assets+           5.33%**        6.58%      5.46%       4.66%      4.90%      4.83%
Portfolio turnover rate                                           55%**          32%        47%         58%        46%        48%
Net assets, end of period (in thousands)                    $132,521       $114,962    $101,361   $ 87,204   $ 58,592   $ 32,028
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                   1.42%**        1.44%      1.33%       1.28%      1.27%      1.30%
 Net investment income                                          5.33%**        6.58%      5.46%       4.66%      4.90%      4.81%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                   1.42%**        1.44%      1.33%       1.28%      1.27%      1.28%
 Net investment income                                          5.33%**        6.58%      5.46%       4.66%      4.90%      4.83%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/10  73

---------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended          Year       Year        Year       Year       Year
                                                            3/31/10        Ended      Ended       Ended      Ended      Ended
                                                            (unaudited)    9/30/09    9/30/08     9/30/07    9/30/06    9/30/05
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $  10.23       $   9.78   $  10.47    $  10.35   $  10.60   $  10.57
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.33       $   0.71   $   0.62    $   0.53   $   0.54   $   0.58
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             0.38           0.67      (0.63)       0.13      (0.05)      0.21
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $   0.71       $   1.38   $  (0.01)   $   0.66   $   0.49   $   0.79
Distributions to shareowners:
 Net investment income                                         (0.30)         (0.81)     (0.66)      (0.54)     (0.62)     (0.66)
 Net realized gain                                                --          (0.12)     (0.02)         --      (0.12)     (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.41       $   0.45   $  (0.69)   $   0.12   $  (0.25)  $   0.03
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  10.64       $  10.23   $   9.78    $  10.47   $  10.35   $  10.60
=================================================================================================================================
Total return*                                                   7.02%         16.11%     (0.27)%      6.54%      4.89%      7.65%
Ratio of net expenses to average net assets+                    0.69%**        0.70%      0.68%       0.84%      0.67%      0.66%
Ratio of net investment income to average net assets+           6.08%**        7.25%      6.21%       5.12%      5.56%      5.52%
Portfolio turnover rate                                           55%**          32%        47%         58%        46%        48%
Net assets, end of period (in thousands)                    $377,641       $226,994   $ 71,943    $ 30,935   $  7,968   $ 18,692
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                   0.69%**        0.70%      0.68%       0.84%      0.67%      0.68%
 Net investment income                                          6.08%**        7.25%      6.21%       5.12%      5.56%      5.50%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                   0.69%**        0.70%      0.68%       0.84%      0.67%      0.66%
 Net investment income                                          6.08%**        7.25%      6.21%       5.12%      5.56%      5.52%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

74  Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year        Year         7/6/07 (a)
                                                             3/31/10         Ended       Ended        to
                                                             (unaudited)     9/30/09     9/30/08      9/30/07
Class Z
Net asset value, beginning of period                         $  10.21        $   9.81    $  10.46     $  10.29
------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income (loss)                                $   0.33        $   0.71    $  (0.13)    $   0.13
 Net realized and unrealized gain on investments and
  foreign currency transactions                                  0.37            0.61        0.16         0.17
------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                    $   0.70        $   1.32    $   0.03     $   0.30
Distributions to shareowners:
 Net investment income                                          (0.29)          (0.80)      (0.66)       (0.13)
 Net realized gain                                                 --           (0.12)      (0.02)          --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.41        $   0.40    $  (0.65)    $   0.17
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.62        $  10.21    $   9.81     $  10.46
==================================================================================================================
Total return*                                                    6.99%          15.43%       0.17%        2.90%(b)
Ratio of net expenses to average net assets+                     0.79%**         0.80%       0.71%        0.69%**
Ratio of net investment income to average net assets+            5.94%**         6.96%       6.21%        5.24%**
Portfolio turnover rate                                            55%**           32%         47%          58%(b)
Net assets, end of period (in thousands)                     $ 25,401        $ 14,187    $  3,180     $    102
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    0.79%**         0.80%       0.71%        0.69%**
 Net investment income                                           5.94%**         6.96%       6.21%        5.24%**
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                    0.79%**         0.80%       0.71%        0.69%**
 Net investment income                                           5.94%**         6.96%       6.21%        5.24%**
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/10  75

Notes to Financial Statements | 3/31/10 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

76    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At March 31, 2010, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    77
     securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

78    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2009 was as follows:

--------------------------------------------------------------------------------
                                                                           2009
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                    $123,237,053
Long-term capital gain                                                6,420,338
--------------------------------------------------------------------------------
   Total                                                           $129,657,391
================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at September 30, 2009.

--------------------------------------------------------------------------------
                                                                           2009
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                      $  1,427,773
Post-October loss deferred                                           (9,408,832)
Post-October currency loss deferred                                  (8,111,313)
Dividend payable                                                     (2,740,591)
Unrealized appreciation                                              44,746,634
--------------------------------------------------------------------------------
   Total                                                           $ 25,913,671
================================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of mark to market on foreign currency contracts and adjustments relating to catastrophe bonds.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    79

     (UniCredit), earned approximately $228,135 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2010.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending

80    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10
     agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.57% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through February 1, 2012 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,854 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2010.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    81

For the six months ended March 31, 2010, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  590,086
Class B                                                                   31,840
Class C                                                                  258,715
Class Y                                                                   44,821
Class R                                                                  158,250
Class Z                                                                    1,580
--------------------------------------------------------------------------------
   Total                                                              $1,085,292
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $288,925 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2010.

4.   Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $39,799 in distribution fees payable to PFD at March 31, 2010.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed.

82    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2010, CDSCs in the amount of $175,383 were paid to PFD.

5.   Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended March 31, 2010, the Fund's expenses were not reduced under such arrangements.

6.   Forward Foreign Currency Contracts

At March 31, 2010, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average principal of contracts open during the six months ended March 31, 2010 was 574,510,000. Open portfolio hedges at March 31, 2010 were as follows:

-------------------------------------------------------------------------------------------
                          Net                                                       Net
                     Contracts to    In Exchange    Settlement                   Unrealized
Currency               deliver         For USD         Date          Value          Gain
-------------------------------------------------------------------------------------------
AUD
(Australian
Dollar)                (6,850,000)   $(6,310,220)   4/22/10       $(6,268,956)   $ 41,264
CAD
(Canadian Dollar)        (980,000)      (966,741)   4/22/10          (965,203)      1,538
EUR
    (Euro)            (32,350,000)   (44,461,385)   5/05/10       (43,716,269)    745,116
-------------------------------------------------------------------------------------------
                                                                                 $787,918
===========================================================================================

At March 31, 2010, the Fund had no outstanding settlement hedges.

7.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    83
annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2010, the Fund had no borrowings under this agreement.

8.   Unfunded Loan Commitments

As of March 31, 2010, the Fund had no unfunded loan commitments.

9.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Fair values of derivative instruments as of March 31, 2010:

---------------------------------------------------------------------------------------------
Derivatives not accounted for       Asset Derivatives 2010       Liabilities Derivatives 2010
as hedging instruments under
Accounting Standards Codification   Balance Sheet    Fair        Balance Sheet    Fair
(ASC) 815                           Location         Value       Location         Value
---------------------------------------------------------------------------------------------
Foreign Exchange Contracts          Receivables*     $787,918    Payables          $--
---------------------------------------------------------------------------------------------
   Total                                             $787,918                      $--
=============================================================================================

* Foreign exchange contracts are shown as a net receivable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2010 was as follows:

--------------------------------------------------------------------------------------------------
Derivatives Not                                                                     Change in
Accounted for as                                                     Realized       Unrealized
Hedging Instruments                                                  Loss on        Gain or (Loss)
Under Accounting              Location of Gain or (Loss)             Derivatives    on Derivatives
Standards Codification        On Derivatives Recognized              Recognized     Recognized
(ASC) 815                     in Income                              in Income      in Income
--------------------------------------------------------------------------------------------------
Foreign Exchange Contracts    Net realized loss on forward           $(220,465)
                              foreign currency contracts and
                              other assets and liabilities
                              denominated in foreign currencies
Foreign Exchange Contracts    Change in unrealized gain (loss) on                   $2,141,942
                              forward foreign currency contracts
                              and other assets and liabilities
                              denominated in foreign currencies

10.  Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

84    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    85

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one, three, five and ten year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted

86    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10
that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10 87 and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

88    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

Trustees, Officers and Service Providers

Trustees                                          Officers
John F. Cogan, Jr., Chairman                      John F. Cogan, Jr., President
David R. Bock                                     Daniel K. Kingsbury, Executive
Mary K. Bush                                        Vice President
Benjamin M. Friedman                              Mark E. Bradley, Treasurer
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    89

                            This page for your notes.

90    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

                            This page for your notes.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/10    91

                            This page for your notes.

92    Pioneer Strategic Income Fund | Semiannual Report | 3/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 28, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 28, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date May 28, 2010

* Print the name and title of each signing officer under his or her signature.